EQUITIES	FIXED INCOME	REAL ESTATE	LIQUIDITY	ALTERNATIVES	BLACKROCK SOLUTIONS

BlackRock Funds II

BlackRock Strategic Income Opportunities Portfolio

Investor and Institutional Shares

PROSPECTUS  |  APRIL 30, 2010

This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

Class	Strategic Income Opportunities Portfolio Ticker Symbol
Investor A Shares	BASIX
Investor C Shares	BSICX
Institutional Shares	BSIIX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Table of Contents

Fund Overview	Key facts and details about the Fund listed in this prospectus including investment objectives, fee and expense information, principal investment strategy, principal risks and historical performance information

For More Information	Fund and Service Providers	Inside Back Cover

Additional Information	Back Cover

Fund Overview

Key Facts About BlackRock Strategic Income Opportunities Portfolio

Investment Objective

The BlackRock Strategic Income Opportunities Portfolio (“Strategic Income Opportunities Portfolio” or the “Fund”) seeks high current income, with a secondary objective of capital growth.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the BlackRock-advised fund complex. More information about these and other discounts is available from your financial professional and in the “Details About the Share Classes” section on page 36 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-66 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None [1]	1.00%[2]	None
Redemption Fee (as a percentage of amount redeemed or exchanged within 30 days)	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor A Shares	Investor C Shares	Institutional Shares
Management Fee[3]	0.33%	0.33%	0.33%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	1.60%	1.51%	1.54%
Acquired Fund Fees and Expenses[3,4]	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses[4]	2.41%	3.07%	2.10%
Fee Waivers and/or Expense Reimbursements[5]	(1.53)%	(1.44)%	(1.47)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[5]	0.88%	1.63%	0.63%
[1]

A contingent deferred sales charge (“CDSC”) of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at time of purchase as part of an investment of $1,000,000 or more.

[2]	There is no CDSC on Investor C Shares after one year.
[3]

Management Fee and Acquired Fund Fees and Expenses have been restated to reflect current fees. The management fee payable by the Fund is based on assets estimated to be attributable to the Fund’s direct investments in fixed income securities, other investments and cash and cash equivalents and excludes investments in underlying funds.

[4]

The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report which does not include the Acquired Fund Fees and Expenses and the restatement of the Management Fee to reflect current fees.

[5]

As described in the “Management of the Fund” section on page 52, effective August 1, 2010, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 1.65% (for Investor A Shares), 2.40% (for Investor C Shares ) and 1.40% (for Institutional Shares) of average daily net assets until May 1, 2021. On May 1 of each year, this waiver agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten-year term. In addition, effective August 1, 2010, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.65% (for Investor A Shares), 1.40% (for Investor C Shares) and 0.40% (for Institutional Shares) of average daily net assets until May 1, 2011. These contractual agreements may be terminated upon 90 days notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Until August 1, 2010, BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 1.40% (for Investor A Shares), 2.15% (for Investor C Shares) and 1.15% (for Institutional Shares) of average daily net assets under the perpetual ten-year term agreement. In addition, until August 1, 2010 BlackRock has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses) to 0.40% (for Investor A Shares), 1.15% (for Investor C Shares) and 0.15% (for Institutional Shares) of average daily net assets under the agreement that expires on May 1, 2011.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$486	$874	$1,286	$2,435
Investor C Shares	$266	$722	$1,306	$2,890
Institutional Shares	$64	$416	$792	$1,849

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor C Shares	$166	$722	$1,306	$2,890

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 128% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Strategic Income Opportunities Portfolio will invest in a combination of other BlackRock fixed income mutual funds (the “underlying funds”) that invest in the sectors of the market, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages, and/or direct opportunistic purchases of fixed income securities and other securities, which investments are called the “direct opportunistic purchases.” Depending on market conditions, the Strategic Income Opportunities Portfolio may invest in underlying funds that invest in other market sectors. Fixed income securities are debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, convertible securities, municipal obligations and zero coupon debt securities. The Strategic Income Opportunities Portfolio may invest in preferred securities, illiquid securities and may invest in exchange-traded funds (“ETFs”), including affiliated ETFs. The Strategic Income Opportunities Portfolio may engage in short sales for hedging purposes or to enhance total return only when it already owns or has a right to receive the security it plans to short (i.e., shorting-against-the-box). Depending on market conditions, the Strategic Income Opportunities Portfolio’s asset allocation between the underlying funds and the direct opportunistic purchases may vary, and it is possible that up to 100% of the Strategic Income Opportunities Portfolio’s assets may be invested entirely in either underlying funds or direct opportunistic purchases.

The Strategic Income Opportunities Portfolio may invest significantly in non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The Strategic Income Opportunities Portfolio’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-investment grade bonds acquired by the Strategic Income Opportunities Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies (“S&P”), or Ba or lower by Moody’s Investors Service, Inc. (“Moodys”)) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The Strategic Income Opportunities Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). The Strategic Income Opportunities Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Strategic Income Opportunities Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Strategic Income Opportunities Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls, which involves a sale by the fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price). The underlying funds may, to varying degrees, also invest in derivatives.

The Strategic Income Opportunities Portfolio may, when consistent with its investment goal, purchase certain mortgage-backed and asset-backed securities with the proceeds from loans obtained under the Term Asset-Backed Securities Loan Facility Program, delivering such securities as collateral under the Program. In addition, the Strategic Income Opportunities Portfolio may deliver mortgage-backed and asset-backed securities already owned by the Strategic Income Opportunities Portfolio as collateral for such a loan, and may use the proceeds to purchase other securities consistent with the Strategic Income Opportunities Portfolio’s investment strategies.

Principal Risks of Investing in the Fund

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Affiliated Fund Risk — In managing the Fund, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to BlackRock by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds.

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Allocation Risk — The Fund’s ability to achieve its investment goal depends upon BlackRock’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions.

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Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

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Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.

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Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

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Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

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Emerging Markets Risk — Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

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Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in a Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that a Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in a Fund’s expense ratio could be significant.

■	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

■	Foreign Securities Risk — Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•

The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

■	Interest Rate Risk — Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall, and decrease as interest rates rise.

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Investments in ETFs — Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based. Shares of ETFs are traded on an exchange throughout a trading day, and bought and sold based on market values and not at the ETF’s net asset value. For this reason, shares of an ETF could trade at either a premium or discount to its net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, in addition to a spread (i.e., the difference between what professional investors are willing to pay for ETF shares (the “bid” price) and the price at which they are willing to sell ETF shares (the “ask” price)).

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Investments in Mutual Funds Risk — The Fund may invest in underlying BlackRock fixed income funds, so the Fund’s investment performance may be related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds and securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the underlying funds.

■	Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

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Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

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Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

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Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

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Shorting-Against-the-Box Risk — When a Fund engages in a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it engaged in the short sale. A Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. The risk to a Fund when engaging in a short-against-the-box strategy is that the broker-dealer holding the Fund’s collateral in regards to the short sale does not return it to the Fund once the short sale is closed out. See Credit Risk above.

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Small and Mid-Capitalization Company Risk — Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

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Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. As with other fixed income securities, zero coupon bonds are subject to interest rate and credit risk. Some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds have greater interest rate risk than shorter term zero coupon bonds.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the Barclays Capital U.S. Universal Index and Barclays Capital U.S. Aggregate Bond Index. Effective March 5, 2010, the Fund uses Barclays Capital U.S. Universal Index as its benchmark rather than Barclays Capital U.S. Aggregate Bond Index because Fund management believes it is more representative of the industry standard for funds with similar strategies. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Updated information on the Fund’s performance can be obtained by visiting http://www.blackrock.com/funds or can be obtained by phone at 800-882-0052.

Investor A Shares

ANNUAL TOTAL RETURNS

Strategic Income Opportunities Portfolio

As of 12/31

During the period shown in the bar chart, the highest return for a quarter was 8.67% (quarter ended September 30, 2009) and the lowest return for a quarter was 2.43% (quarter ended March 31, 2009). The year-to-date return as of March 31, 2010 was 3.11%.

As of 12/31/09 Average Annual Total Returns	1 Year	Since Inception (February 5, 2008)
Strategic Income Opportunities Portfolio — Investor A
Return Before Taxes	19.79%	0.84%
Return After Taxes on Distributions	17.30%	(1.41)%
Return After Taxes on Distributions and Sale of Shares	12.71%	(0.64)%
Strategic Income Opportunities Portfolio — Investor C
Return Before Taxes	22.86%	2.24%
Strategic Income Opportunities Portfolio — Institutional
Return Before Taxes	25.23%	3.29%
Barclays Capital U.S. Universal Index (Reflects no deduction for fees, expenses or taxes)	8.60%	4.77%
Barclays Capital U.S. Aggregate Bond Index (Reflects no deduction for fees, expenses or taxes)	5.93%	4.78%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A Shares only, and the after-tax returns for Investor C and Institutional Shares will vary.

Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC (“BlackRock”). The Fund’s sub-adviser is BlackRock Financial Management, Inc. Where applicable, BlackRock refers also to the Fund’s sub-adviser.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Curtis Arledge	2010	Managing Director and Chief Investment Officer of Fixed Income, Fundamental Portfolios and Head of Multi-Sector Mortgages of BlackRock, Inc.
Matthew Marra	2010	Managing Director of BlackRock, Inc.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through the Fund, you should contact the Fund by phone at (800) 441-7762, by mail (c/o BlackRock Funds, P.O. Box 9819, Providence, Rhode Island 02940-8019), or by the Internet at www.blackrock.com/funds. The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

	Investor A and Investor C Shares	Institutional Shares
Minimum Initial Investment	$1,000 for all accounts except: •$250 for certain fee-based programs. •$100 for retirement plans. •$50, if establishing Automatic Investment Plan (“AIP”).	$2 million for institutions and individuals. Institutional Shares are available to clients of registered investment advisors who have $250,000 invested in the Fund.
Minimum Additional Investment	$50 for all accounts except certain retirement plans and payroll deduction programs may have a lower minimum.	No subsequent minimum.

Tax Information

The Fund’s dividends and distributions may be subject to federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the intermediary for the sale of Fund shares and other services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

Details About the Fund

Included in this prospectus are sections that tell you about buying and selling shares, management information, shareholder features of the BlackRock Strategic Income Opportunities Portfolio (the “Strategic Income Opportunities Portfolio” or the “Fund”) and your rights as a shareholder.

How the Fund Invests

Investment Goal

The Strategic Income Opportunities Portfolio seeks high current income, with a secondary objective of capital growth.

Investment Process

The underlying funds are selected primarily to achieve the target sector allocations set by the management team on an ongoing basis. Factors such as fund classification, historical risk and performance, and the relationship to other underlying funds are considered in the selection process. The opportunistic purchases are selected to provide the Strategic Income Opportunities Portfolio with exposure to a wide variety of direct fixed income investments including, for example, distressed debt. In selecting underlying funds and opportunistic fixed income investments the management team evaluates sectors of the bond market including, but not limited to, U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, convertible securities, Corporate and bank loans and corporate bonds. The management team may shift the Strategic Income Opportunities Portfolio’s assets among these various sectors based upon changing market conditions. The team invests, on behalf of the Strategic Income Opportunities Portfolio, in securities of underlying funds that they believe have the potential for above-average total return and/or will provide current income.

The average portfolio duration of the Strategic Income Opportunities Portfolio will vary based on the management team’s forecast of interest rates and there are no limits regarding portfolio duration or average maturity.

Primary Investment Strategies

In pursuit of this goal, under normal market conditions, the Strategic Income Opportunities Portfolio will invest in a combination of other BlackRock fixed income mutual funds (the “underlying funds”) that invest in the sectors of the market, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages, and/or direct opportunistic purchases of fixed income securities and other securities, which investments are called the “direct opportunistic purchases.” Depending on market conditions, the Strategic Income Opportunities Portfolio may invest in underlying funds that invest in other market sectors. See “Information About the Underlying Funds — Description of Underlying Funds.” Fixed income securities are debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, convertible securities, municipal obligations and zero coupon debt securities. The Strategic Income Opportunities Portfolio may invest in preferred securities, illiquid securities and may invest in exchange-traded funds (“ETFs”), including affiliated ETFs. The Strategic Income Opportunities Portfolio may engage in short sales for hedging purposes or to enhance total return only when it already owns or has a right to receive the security it plans to short (i.e., shorting-against-the-box). Depending on market conditions, the Strategic Income Opportunities Portfolio’s asset allocation between the underlying funds and the direct opportunistic purchases may vary, and it is possible that up to 100% of the Strategic Income Opportunities Portfolio’s assets may be invested entirely in either underlying funds or direct opportunistic purchases.

The Strategic Income Opportunities Portfolio may invest significantly in non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The Strategic Income Opportunities Portfolio’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-investment grade bonds acquired by the Strategic Income Opportunities Portfolio will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies (“S&P”), or Ba or lower by Moody’s Investors Service, Inc. (“Moodys”)) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The Strategic Income Opportunities Portfolio may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a futures contract, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Strategic Income Opportunities Portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Strategic Income Opportunities Portfolio may also use derivatives for leverage, in which case their use would involve leveraging risk. The Strategic Income Opportunities Portfolio may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls, which involves a sale by a fund of a mortgage-backed or other security concurrently with an agreement by the fund to repurchase a similar security at a later date at an agreed-upon price). The underlying funds may, to varying degrees, also invest in derivatives.

The Strategic Income Opportunities Portfolio may, when consistent with its investment goal, purchase certain mortgage-backed and asset-backed securities with the proceeds from loans obtained under the Term Asset-Backed Securities Loan Facility Program, delivering such securities as collateral under the Program. In addition, the Strategic Income Opportunities Portfolio may deliver mortgage-backed and asset-backed securities already owned by the Strategic Income Opportunities Portfolio as collateral for such a loan, and may use the proceeds to purchase other securities consistent with the Strategic Income Opportunities Portfolio’s investment strategies.

The Strategic Income Opportunities Portfolio is a non-diversified portfolio under the Investment Company Act.

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND

The Strategic Income Opportunities Portfolio is managed by a team of financial professionals. Curtis Arledge and
Matthew Marra are the portfolio managers and are primarily responsible for the day-to-day management of the
Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

Other Strategies of the Fund

In addition to the main strategies discussed above, the Fund may also invest or engage in the following investment strategies:

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Temporary Defensive Strategies — For temporary defensive purposes, the Fund may restrict the markets in which it invests and may invest without limitation in cash, cash equivalents, money market securities, such as U.S. Treasury and agency obligations, other U.S. Government securities, short-term debt obligations of corporate issuers, certificates of deposit, bankers acceptances, commercial paper (short term, unsecured, negotiable promissory notes of a domestic or foreign issuer) or other high quality fixed income securities.

Investment Risks

This section contains a summary discussion of the general risks of investing in the Fund. “Investment Objectives and Policies” in the Statement of Additional Information (the “SAI”) also includes more information about the Fund, its investments and the related risks. As with any fund, there can be no guarantee that the Fund will meet its objective or that the Fund’s performance will be positive for any period of time. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

The Strategic Income Opportunities Portfolio is subject to risks due to its structure as a fund of funds, as well as the same risks as the underlying funds in which it invests. The Strategic Income Opportunities Portfolio is also subject to the risks associated with the securities in which it invests directly. The Strategic Income Opportunities Portfolio invests in underlying funds which invest in fixed income securities (including in some cases high yield securities (junk bonds)). The principal risks of investing in the Strategic Income Opportunities Portfolio are set forth below. Risks of investing in the underlying funds in which the Strategic Income Opportunities Portfolio may invest are set forth in “Underlying Funds’ Main Risks.”

Main Risks of Investing in the Fund:

Affiliated Fund Risk — In managing the Fund, BlackRock will have authority to select and substitute underlying funds. BlackRock may be subject to potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, BlackRock is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting underlying funds.

Allocation Risk — The Fund’s ability to achieve its investment goal depends upon BlackRock’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of underlying funds and direct investments. There is a risk that BlackRock’s evaluations and assumptions regarding asset classes or underlying funds may be incorrect in view of actual market conditions. In addition, there is no guarantee that the underlying funds will achieve their investment objectives, and the underlying funds’ performance may be lower than the performance of the asset class which they were selected to represent. The underlying funds may change their investment objectives or policies without the approval of the Fund. If an underlying fund were to change its investment objective or policies, the Fund might be forced to withdraw its investment from the underlying fund at a disadvantageous time.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.

The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Derivatives Risk — The Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in a Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that a Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in a Fund’s expense ratio could be significant.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

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Certain Risks of Holding Fund Assets Outside the United States — The Fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

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Currency Risk — Securities and other instruments in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

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Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

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Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for Fund management to completely and accurately determine a company’s financial condition.

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Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable for any losses incurred.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by Fund management.

Investments in ETFs — Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based. Shares of ETFs are traded on an exchange throughout a trading day, and bought and sold based on market values and not at the ETF’s net asset value. For this reason, shares of an ETF could trade at either a premium or discount to its net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, in addition to a spread (i.e., the difference between what professional investors are willing to pay for ETF shares (the “bid” price) and the price at which they are willing to sell ETF shares (the “ask” price)).

Investments in Mutual Funds Risk — The Fund may invest in underlying BlackRock funds, so the Fund’s investment performance may be related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds and securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the underlying funds. For example, the Fund indirectly pays a portion of the expenses (including operating expenses and management fees) incurred by the underlying funds.

One underlying fund may buy the same securities that another underlying fund sells. In addition, the Fund may buy the same securities that an underlying fund sells, or vice-versa. If this happens, an investor in the Fund would indirectly bear the costs of these transactions without accomplishing the intended investment purpose. Also, an investor in the Fund may receive taxable gains from portfolio transactions by an underlying fund, as well as taxable gains from transactions in shares of the underlying fund by the Fund. Certain of the underlying funds may hold common portfolio securities, thereby reducing the diversification benefits of the Fund.

In order to minimize expenses, the Fund intends to invest in the class of shares of each underlying fund with the lowest shareholder fees and net fund operating expenses. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund. The major risks of junk bond investments include:

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Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

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Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

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Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the Fund’s securities than is the case with securities trading in a more liquid market.

•	The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities that Fund management selects will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Mortgage- and Asset-Backed Securities Risks — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an “inverse floater”). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically).

Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

The mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of real estate values (as has recently been experienced and may continue to be experienced in many markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

Non-Diversification Risk — The Fund is a non-diversified fund. Because the Fund may invest in securities of a smaller number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Shorting-Against-the-Box Risk — When a Fund engages in a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it engaged in the short sale. A Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. The risk to a Fund when engaging in a short-against-the-box strategy is that the broker-dealer holding the Fund’s collateral in regards to the short sale does not return it to the Fund once the short sale is closed out. See Credit Risk above.

Small and Mid-Capitalization Company Risk — Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

TALF Program Risk — Participating in the TALF Program may subject the Fund to the risk of leverage that applies to other types of borrowings the Fund may engage in. Loans under the TALF Program would not be subject to the Fund’s limitations on borrowings, however, the Fund will borrow under the TALF Program only if it maintains segregated liquid assets (in addition to any assets pledged as eligible collateral), marked-to-market daily, in an amount equal to the Fund’s outstanding principal and interest under the TALF loan. Under certain circumstances, loans under the TALF Program may become recourse to the Fund if, for example, the Fund ceases to be an eligible borrower under the TALF Program. This may adversely affect the Fund’s ability to achieve its investment objective. If loans under the TALF Program become recourse to the Fund and the value of eligible collateral pledged to the Federal Reserve Bank of New York (the “New York Fed”), the lender under the TALF Program, is less than the amounts owed by the Fund under the loan, then the Fund will be required to pay the difference to the New York Fed. In order to make this payment, the Fund may be required to sell portfolio securities during adverse market conditions or at a time it may not otherwise choose to sell such securities. Finally, if the fund were to surrender its eligible collateral under the terms of the TALF Program, it could lose certain up-front amounts paid to the New York Fed.

The Federal Reserve may change the terms of the TALF Program at its discretion. The Fund cannot predict any such changes, which may adversely affect the value of the Fund’s assets and the ability of the Fund to achieve its investment objectives. Under the terms of the TALF Program, any interest and principal payments from TALF eligible collateral will be directed first to a custodial account in the name of the primary dealer (who acts as agent for the Fund) prior to remittance to the Fund. As a result, the Fund will be subject to the counterparty risk of the primary dealer.

The primary dealer may terminate its agreement with the Fund at any time. If the Fund is not able to find a replacement primary dealer within the requisite period of time, it may be required to either repay the loan, sell the eligible collateral, or surrender the eligible collateral at a time when it may not be advantageous to do so, which may result in losses to the Fund.

Zero Coupon Securities Risk — While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero coupon bonds are more exposed to interest rate risk than shorter term zero coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

Underlying Funds’ Main Risks:

By owning shares of underlying funds, the Strategic Income Opportunities Portfolio indirectly invests, to varying degrees, in fixed income securities of U.S. and non-U.S. companies, including small and medium sized companies. Fixed income funds may include funds that invest in domestic and non-U.S. bonds, U.S. Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the underlying funds may invest in derivatives. The Strategic Income Opportunities Portfolio is also subject to the risks associated with opportunistic purchases. The risks set forth below are the principal risks of investing in the underlying funds. The principal risks of investing in the Strategic Income Opportunities Portfolio are set out in the relevant section of this prospectus. In the following discussion, references to a or the “fund” shall mean any one or more of the relevant underlying funds and the Strategic Income Opportunities Portfolio, where applicable.

Credit Risk — Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Derivatives Risk — The fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. The fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, BlackRock may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value. When a derivative is used as a hedge against a position that the fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the fund’s hedging transactions will be effective. The income from certain derivatives may be subject to Federal income tax. Swap agreements involve the risk that the party with whom the fund has entered into the swap will default on its obligation to pay the fund and the risk that the fund will not be able to meet its obligations to pay the other party to the agreement. Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Forward foreign currency exchange contracts do not eliminate fluctuations in the value of non-U.S. securities but rather allow the fund to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Equity Securities Risk — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by a fund could decline if the financial condition of the companies the fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in a Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that a fund’s net assets decrease due to market declines or redemptions, the fund’s expenses will increase as a percentage of fund net assets. During periods of high market volatility, these increases in a fund’s expense ratio could be significant.

Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Foreign Securities Risk — Securities traded in foreign markets have often (though not always) performed differently from securities traded in the United States. However, such investments often involve special risks not present in U.S. investments that can increase the chances that the fund will lose money. In particular, the fund is subject to the risk that because there may be fewer investors on foreign exchanges and a smaller number of securities traded each day, it may be more difficult for the fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

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Certain Risks of Holding Fund Assets Outside the United States — The fund generally holds its foreign securities and cash in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the fund can earn on its investments and typically results in a higher operating expense ratio for the fund than for investment companies invested only in the United States.

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Currency Risk — Securities and other instruments in which the fund invests may be denominated or quoted in currencies other than the U.S. dollar. For this reason, changes in foreign currency exchange rates can affect the value of the fund’s portfolio.

Generally, when the U.S. dollar rises in value against a foreign currency, a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Conversely, when the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk, generally known as “currency risk,” means that a strong U.S. dollar will reduce returns for U.S. investors while a weak U.S. dollar will increase those returns.

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Foreign Economy Risk — The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the fund’s ability to purchase or sell foreign securities or transfer the fund’s assets or income back into the United States, or otherwise adversely affect the fund’s operations.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the fund’s investments.

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Governmental Supervision and Regulation/Accounting Standards — Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for fund management to completely and accurately determine a company’s financial condition.

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Settlement Risk — Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the fund to carry out transactions. If the fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the fund could be liable for any losses incurred.

High Portfolio Turnover Risk — A fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to a fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of fund portfolio securities may result in the realization and distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. Given the frequency of sales, such gain or loss will likely be short-term capital gain or loss and would increase an investor’s tax liability unless shares are held through a tax-deferred or exempt vehicle. These effects of higher than normal portfolio turnover may adversely affect fund performance.

Inflation Indexed Bonds — The principal value of an investment is not protected or otherwise guaranteed by virtue of a fund’s investments in inflation-indexed bonds.

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Periodic adjustments for inflation to the principal amount of an inflation-indexed bond may give rise to original issue discount, which will be includable in a fund’s gross income. Due to original issue discount, a fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

Interest Rate Risk — Interest rate risk is the risk that prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. A fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by fund management.

Investment in Other Investment Companies Risk — As with other investments, investments in other investment companies are subject to market and selection risk. In addition, if the fund acquires shares of investment companies, including ones affiliated with the fund, shareholders bear both their proportionate share of expenses in the fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. To the extent the fund is held by an affiliated fund, the ability of the fund itself to hold other investment companies may be limited.

Investment Style Risk — Because different kinds of stocks go in and out of favor depending on market conditions, a fund’s performance may be better or worse than other funds with different investment styles (e.g., growth vs. value, large cap vs. small cap).

Junk Bonds Risk — Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the fund. The major risks of junk bond investments include:

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Junk bonds may be issued by less creditworthy issuers. Issuers of junk bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of junk bond holders, leaving few or no assets available to repay junk bond holders.

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Prices of junk bonds are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of junk bonds than on other higher rated fixed-income securities.

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Issuers of junk bonds may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

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Junk bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems junk bonds, the fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Junk bonds may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the junk bond market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of the fund’s securities than is the case with securities trading in a more liquid market.

•	A fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose a fund to greater risk and increase its costs. The use of leverage may cause a fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of a fund’s portfolio will be magnified when the fund uses leverage.

Liquidity Risk — Liquidity risk exists when particular investments are difficult to purchase or sell. The fund’s investments in illiquid securities may reduce the returns of the fund because it may be difficult to sell the illiquid securities at an advantageous time or price. To the extent that the fund’s principal investment strategies involve derivatives or securities with substantial market and/or credit risk, the fund will tend to have the greatest exposure to liquidity risk.

Market Risk and Selection Risk — Market risk is the risk that one or more markets in which a fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Mid Cap Securities Risk — The securities of mid cap companies generally trade in lower volumes and are generally subject to greater and less predictable price changes than the securities of larger capitalization companies.

Mortgage- and Asset-Backed Securities Risks — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment than residential mortgage-backed securities, mortgage-backed and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an “inverse floater”). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If a fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by fund management, it is possible that the fund could lose all or substantially all of its investment.

The mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of real estate values (as has recently been experienced and may continue to be experienced in many markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the fund may invest may also provide a degree of investment leverage, which could cause the fund to lose all or substantially all of its investment.

Municipal Securities Risks — Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

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General Obligation Bonds Risks — The full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

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Revenue Bonds Risks — Payments of interest and principal on revenue bonds are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax or other revenue source. These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

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Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, a fund may not receive any income or get its money back from the investment.

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Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

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Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a fund may lose money.

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Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover a fund’s loss. The underlying funds will rely on legal opinions of counsel to issuers of municipal securities as to the tax-free status of investments and will not do their own analysis. Legal opinions of counsel are not binding on taxing authorities and no assurance can be given that income received in respect of such securities will be free from taxation. Where permitted by its investment policies, a fund may invest without limit in bonds the interest on which may be subject to the U.S. federal alternative minimum tax. Interest on these bonds that is received by taxpayers who are liable for the U.S. federal alternative minimum tax may be taxable.

“New Issues” Risk — “New Issues” are initial public offerings of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for a fund. However, there is no assurance that a fund will have access to profitable IPOs and therefore investors should not rely on these past gains as an indication of future performances. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when a fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund’s performance will generally decrease. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and a fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Non-Diversification — Some funds are non-diversified. Because these funds may invest in securities of a smaller number of issuers, they may be more exposed to the risks associated with and developments affecting an individual issuer than a fund that invests more widely.

Preferred Stock Risk — Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness and to changes in interest rates, and may decline in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Real Estate Related Securities Risks — The main risk of real estate related securities is that the value of the underlying real estate may go down. Many factors may affect real estate values. These factors include both the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. If a fund’s real estate related investments are concentrated in one geographic area or in one property type, the fund will be particularly subject to the risks associated with that area or property type.

REIT Investment Risk — In addition to the risks facing real estate-related securities, such as a decline in property values due to increasing vacancies, a decline in rents resulting from unanticipated economic, legal or technological developments or a decline in the price of securities of real estate companies due to a failure of borrowers to pay their loans or poor management, investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Small Cap and Emerging Growth Securities Risk — Small cap or emerging growth companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, a fund’s investment in a small cap company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of small cap or emerging growth companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger cap securities or the market as a whole. In addition, small cap securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in small cap securities requires a longer term view.

TALF Program Risk — Participating in the TALF Program may subject a fund to the risk of leverage that applies to other types of borrowings the fund may engage in. Loans under the TALF Program would not be subject to a fund’s limitations on borrowings, however, a fund will borrow under the TALF Program only if it maintains segregated liquid assets (in addition to any assets pledged as eligible collateral), marked-to-market daily, in an amount equal to the fund’s outstanding principal and interest under the TALF loan. Under certain circumstances, loans under the TALF Program may become recourse to a fund if, for example, the fund ceases to be an eligible borrower under the TALF Program. This may adversely affect a fund’s ability to achieve its investment objective. If loans under the TALF Program become recourse to a fund and the value of eligible collateral pledged to the Federal Reserve Bank of New York (the “New York Fed”), the lender under the TALF Program, is less than the amounts owed by the fund under the loan, then the fund will be required to pay the difference to the New York Fed. In order to make this payment, a fund may be required to sell portfolio securities during adverse market conditions or at a time it may not otherwise choose to sell such securities. Finally, if a fund were to surrender its eligible collateral under the terms of the TALF Program, it could lose certain up-front amounts paid to the New York Fed.

The Federal Reserve may change the terms of the TALF Program at its discretion. A fund cannot predict any such changes, which may adversely affect the value of the fund’s assets and the ability of the fund to achieve its investment objectives. Under the terms of the TALF Program, any interest and principal payments from TALF eligible collateral will be directed first to a custodial account in the name of the primary dealer (who acts as agent for a fund) prior to remittance to a fund. As a result, a fund will be subject to the counterparty risk of the primary dealer.

The primary dealer may terminate its agreement with a fund at any time. If a fund is not able to find a replacement primary dealer within the requisite period of time, it may be required to either repay the loan, sell the eligible collateral, or surrender the eligible collateral at a time when it may not be advantageous to do so, which may result in losses to the fund.

Tender Option Bonds and Related Securities Risk — Investments in tender option bonds, residual interest tender option bonds and inverse floaters expose a fund to the same risks as investments in derivatives, as well as risks associated with leverage, described above, especially the risk of increased volatility. An investment in these securities typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on residual interest tender option bonds and inverse floaters will bear an inverse relationship to short-term municipal security interest rates. Distributions on the residual interests and inverse floaters paid to a fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short term municipal interest rates fall. Residual interest tender option bonds and inverse floaters generally will underperform the market for fixed rate municipal securities in a rising interest rate environment.

Transactions in Restricted or Illiquid Securities — Any securities that are thinly traded or whose resale is restricted can be difficult to sell at the desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element. Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities. Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time a fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement. If during such period, adverse market conditions were to develop, the fund might obtain less favorable pricing terms than when it decided to sell the security.

Treasury Obligations Risk — Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

U.S. Companies that Generate Revenue Abroad Risk — Many U.S. companies in which a fund may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, could adversely affect the price of fund shares.

U.S. Government Mortgage-Related Securities Risk — There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA securities also are supported by the right of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) are solely the obligations of FNMA or FHLMC, as the case may be, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Investments in a Particular Geographic Region or Country

Asia-Pacific Countries — In addition to the risks of investing in non-U.S. securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia- Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

Europe — Any adverse developments in connection with the ongoing development of the Economic and Monetary Union (“EMU”) could potentially destabilize the EMU and/or could adversely affect a fund’s European investments.

Japan — There are special risks associated with investments in Japan. If a fund invests in Japan, the value of the fund’s shares may vary widely in response to political and economic factors affecting companies in Japan. Political, social or economic disruptions in Japan or in other countries in the region may adversely affect the values of Japanese securities and thus a fund’s holdings. Additionally, since securities in Japan are denominated and quoted in yen, the value of a fund’s Japanese securities as measured in U.S. dollars may be affected by fluctuations in the value of the Japanese yen relative to the U.S. dollar. Japanese securities are also subject to the more general risks associated with foreign securities, which are discussed above.

Latin America — The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which a fund invests and, therefore, the value of fund shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to a fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. A fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will be successful in the long-term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on a fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Russia — Because of the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions are subject to significant risks. Ownership of shares is defined according to entries in the company’s share register and normally evidenced by extracts from the register. These extracts are not negotiable instruments and are not effective evidence of securities ownership. The registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. Also, there is no central registration system for shareholders, and it is possible for a shareholder to lose its registration through fraud, negligence or mere oversight.

Investments in a Particular Market Segment

Emerging Markets Risk — The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets include those in countries defined as emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that a fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit a fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. A fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Energy and Natural Resources Risk — A fund’s investments in energy and natural resources companies are especially affected by variations in the commodities markets (that may be due to market events, regulatory developments or other factors that a fund cannot control) and these companies may lack the resources and the broad business lines to weather hard times. Energy companies can be significantly affected by the supply of and demand for specific products and services, the supply of and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. Natural resources companies can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations.

Financial Services Industry Risk — When interest rates go up, the value of securities issued by many types of financial services companies generally goes down. In many countries, financial services and the companies that provide them are regulated by governmental entities, which can increase costs for new services or products and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of financial services companies has resulted in increased competition and reduced profitability for certain companies. The profitability of many types of financial services companies may be adversely affected in certain market cycles, including periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial services companies are vulnerable to these economic cycles, a fund’s investments may lose value during such periods.

Health Sciences and Healthcare Companies Risk — A fund’s investments in health sciences companies are subject to a number of risks, including the adverse impact of legislative actions and government regulations. These actions and regulations can affect the approval process for patents, medical devices and drugs, the funding of research and medical care programs, and the operation and licensing of facilities and personnel. The goods and services of health sciences companies are subject to risks of rapid technological change and obsolescence, product liability litigation, and intense price and other competitive pressures.

Science and Technology Risk — A fund’s investments in science and technology companies exposes the fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and a fund’s returns could suffer to the extent it holds an affected company’s shares. Companies in a number of science and technology industries are also subject to more government regulations and approval processes than many other industries. This fact may affect a company’s overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

Utilities and Telecommunications — When interest rates go up, the value of securities issued by utilities companies, such as electric, water and gas companies, and telecommunications companies historically has gone down. Although the average dividend yield of utilities and telecommunications industry stocks has been higher than those of other companies, the total return of utilities and telecommunications securities has historically underperformed those of industrial companies. In most countries and localities, the utilities and telecommunications industry is regulated by governmental entities, which can increase costs and delays for new projects and make it difficult to pass increased costs on to consumers. In certain areas, deregulation of utilities and telecommunications companies has resulted in increased competition and reduced profitability for certain companies, and increased the risk that a particular company will become bankrupt or fail completely. Reduced profitability, as well as new uses for or additional need of funds (such as for expansion, operations or stock buybacks), could result in reduced dividend payout rates for utilities and telecommunications companies. In addition, utilities and telecommunications companies face the risk of increases in the cost and reduced availability of fuel (such as oil, coal, natural gas or nuclear energy) and potentially high interest costs for borrowing to finance new projects.

Information About the Underlying Funds

Description of Underlying Funds

The BlackRock Strategic Income Opportunities Portfolio may invest in any of the underlying funds. The following table sets forth (i) the names of the underlying funds, (ii) unless otherwise noted, the expense ratio for the last fiscal year of the master fund or share class in which the Portfolio invests (i.e., either Institutional Shares or BlackRock Shares as available), and (iii) brief descriptions of the underlying funds’ investment goals and primary investment strategies. The list of underlying funds is subject to change at the discretion of BlackRock.

Fund Name	Estimate Expense Ratio	Investment Goal and Primary Investment Strategies
Master Total Return Portfolio	0.17%	The fund seeks to realize a total return that exceeds that of the Barclays U.S. Aggregate Index. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. The fund invests primarily in investment grade fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in bonds. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may invest up to 25% of its net assets in fixed income securities of issuers outside the United States. Fund management anticipates that the fund’s investments in non-U.S. securities will primarily be in issuers in Canada, the developed countries of Europe, Australia, New Zealand, and certain Caribbean countries, although the fund may also invest in issuers located elsewhere, including sovereign and corporate issuers in emerging markets. The fund may invest in fixed-income securities of any duration or maturity.
BlackRock Emerging Market Debt Portfolio	0.85%	The fund seeks maximum long term total return. In pursuit of this goal, the fund invests primarily in a global portfolio of fixed income securities and derivatives of any maturity of issuers located in emerging markets that may be denominated in any currency (on a hedged or un-hedged basis). Fixed income securities are debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, municipal obligations and zero coupon debt securities. The fund will invest at least 80% of its assets in fixed income securities issued by governments, their political subdivisions (states, provinces and municipalities), agencies and companies tied economically to an emerging market if (1) the issuer is organized under the laws of or maintains its principal place of business in an emerging market country, (2) the issuer’s securities are traded principally in an emerging market country or (3) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in an emerging market country or has at least 50% of its assets in an emerging market country. The full spectrum of available investments, including non-investment grade (high yield or junk) securities (including distressed securities), securities of small cap issuers and derivatives may be utilized. It is possible that up to 100% of the fund’s assets may be invested in non-investment grade (high yield or junk) securities. Many of the countries in which the fund invests will have sovereign ratings that are below investment grade or will be unrated. In allocating the fund’s investments across emerging market countries, the management team will consider the size of each nation’s debt markets relative to those of other emerging market countries.

Fund Name	Estimate Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock GNMA Portfolio	0.51%	The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. Under normal circumstances, the fund invests primarily in securities issued by GNMA as well as other U.S. Government securities in the five to ten year maturity range. The fund normally invests at least 80% of its assets in GNMA securities. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The fund measures its performance against the Barclays Capital GNMA MBS Index. The management team will normally attempt to structure the fund’s portfolio to have comparable duration to the Barclays Capital GNMA MBS Index. The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. From time to time, the fund will use derivatives to enhance returns, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
BlackRock Government Income Portfolio	0.50%	The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. The fund invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the U.S. Government or its agencies. The fund normally invests at least 80% of its assets in bonds issued or guaranteed by the U.S. Government and its agencies. This includes debt securities issued by eligible financial institutions and guaranteed by the FDIC under its Temporary Liquidity Guarantee Program. Securities purchased by the fund are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate transactions, including swaps. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The management team will normally attempt to structure the fund’s portfolio to have a comparable duration to its benchmark. The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Fund Name	Estimate Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock High Income Fund	0.77%	The fund seeks current income. The fund also seeks growth of capital when consistent with its primary goal of current income. The fund invests primarily in a diversified portfolio of fixed-income securities, such as corporate bonds and notes, mortgage-backed and asset-backed securities, convertible securities, preferred securities and government debt obligations. The fund normally invests more than 90% of its assets in fixed-income securities. Under normal circumstances, the fund invests at least 80% of its assets in fixed-income securities that are rated in the lower rating categories by at least one of the recognized rating agencies (including Baa or lower by Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa) or BBB or lower by Standard & Poor’s (“S&P”) (AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (AAA, AA, A and BBB)), or in unrated securities that fund management believes are of comparable quality. The fund may invest up to 100% of its assets in junk bonds, including up to 10% of its net assets in distressed securities. The fund may invest in junk bonds of any duration or maturity. The fund may use derivatives, including, but not limited to, interest rate, total return and credit default swaps, indexed and inverse floating rate securities, options, futures, options on futures and swaps, for hedging purposes, as well as to increase the return on its portfolio investments. The fund may invest up to 30% of its net assets in fixed-income securities of issuers outside the United States. Fund management anticipates that the fund’s investments in non-U.S. issuers will primarily be in issuers in Canada, Australia and the developed markets of Europe, although the fund may also invest in issuers in emerging markets.
BlackRock High Yield Bond Portfolio	0.56%	The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. The fund invests primarily in non-investment grade bonds with maturities of ten years or less. The fund normally invests at least 80% of its assets in high yield bonds, including convertible and preferred securities. The high yield securities acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by S&P or Ba or lower by Moody’s) or will be determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. To add additional diversification, the management team can invest in a wide range of securities including corporate bonds, mezzanine investments, collateralized bond obligations, bank loans and mortgage-backed and asset-backed securities. The fund can also invest, to the extent consistent with its investment goal, in non-U.S. and emerging market securities and currencies. The fund may invest in securities of any rating, and may invest up to 10% of its assets in distressed securities that are in default or the issuers of which are in bankruptcy. These securities involve considerable risk and have significant uncertainties regarding the issuer’s current or future ability to make interest and principal payments. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Fund Name	Estimate Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Inflation Protected Bond Portfolio	0.32%	The fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management. Under normal circumstances, the fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The fund maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Global Real: U.S. TIPS Index (the benchmark). The fund may invest up to 20% of it assets in non-investment grade bonds (high yield or junk bonds) or securities of emerging market issuers. The fund may also invest up to 20% of its assets in non-dollar denominated securities of non-U.S. issuers, and may invest without limit in U.S. dollar denominated securities of non-U.S. issuers. The fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund. The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by S&P or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The fund may buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).
BlackRock Bond Portfolio	0.47%	The investment objective of the fund is to seek to maximize total return, consistent with income generation and prudent investment management. Should the fund’s Board determine that the investment goal of the fund should be changed, shareholders will be given at least 30 days notice before any such change is made. However, such change can be effected without shareholder approval. The fund invests primarily in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government/Credit Index (the benchmark). The fund normally invests at least 80% of its assets in bonds. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. In addition, the fund’s dollar-weighted average maturity will be between 3 and 10 years. The management team evaluates sectors of the bond market and individual securities within those sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund measures its performance against the benchmark. The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 10% of its assets in non-dollar denominated bonds and bonds of emerging market issuers. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The management team may, when consistent with the fund’s investment goal, buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

Fund Name	Estimate Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Intermediate Government Bond Portfolio	0.61%	The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. Under normal circumstances, the fund normally invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. These include debt securities issued by eligible financial institutions and guaranteed by the FDIC under its Temporary Liquidity Guarantee Program. The fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital Intermediate Government Index (the benchmark). Securities purchased by the fund generally are rated in the highest rating category (AAA or Aaa) at the time of purchase by at least one major rating agency or are determined by the fund management team to be of similar quality. In addition, the fund’s dollar-weighted average maturity will be between 3 and 10 years. The fund evaluates sectors of the bond market and individual securities within these sectors. The fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund invests primarily in dollar-denominated bonds, but may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.
BlackRock International Bond Portfolio	0.78%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. In pursuit of this goal, the fund invests primarily in non-dollar denominated bonds of issuers located outside of the United States in the five to fifteen year maturity range. The fund normally invests at least 80% of its assets in bonds and at least 65% of its assets in bonds of a diversified group of non-U.S. issuers from at least three developed countries. The fund may invest more than 25% of its assets in the securities of issuers located in Canada, France, Germany, Japan and the United Kingdom. The fund may from time to time invest in investment grade bonds of issuers in emerging market countries. The fund will also invest in non-U.S. currencies, and the fund may underweight or overweight a currency based on the fund management team’s outlook. The fund may only buy securities rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. Under normal circumstances, the fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the International Bond Portfolio would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The fund will allocate its assets among various regions and countries (but in no less than three different countries). For temporary defensive purposes the fund may deviate very substantially from the allocation described above. The management team will normally attempt to structure the fund’s portfolio to have comparable duration to its benchmark. The management team may, when consistent with the fund’s investment goal, buy or sell options or futures, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps. The fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The fund may also use derivatives to enhance returns, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls).

Fund Name	Estimate Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Long Duration Bond Portfolio	0.42%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. Under normal circumstances, the fund invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Long Government/Credit Index (the benchmark). Fund management evaluates sectors of the U.S. and non-U.S. bond market and individual securities within these sectors. The fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, pass-throughs, asset-backed securities, corporate bonds and taxable and tax-exempt municipal bonds. The fund may also invest in preferred stock. The fund invests primarily in dollar-denominated investment grade bonds, but may invest up to 20% of its assets in any combination of non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. Non-investment grade bonds acquired by the fund will generally be in the lower rating categories of the major rating agencies (BB or lower by S&P or Ba or lower by Moody’s) or will be determined by the management team to be of similar quality. The fund may invest in securities rated in the category C and above or determined by the management team to be of comparable quality. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps collectively, commonly known as derivatives). The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.
BlackRock Low Duration Bond Portfolio	0.43%	The fund seeks to realize a rate of return that exceeds the total return of the Merrill Lynch 1-3 Year Treasury Index (the benchmark). The fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. The fund may also invest up to 5% of its assets in non-investment grade bonds (high yield or junk bonds) or convertible securities with a minimum rating of B and up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. Split rated bonds will be considered to have the higher credit rating. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Fund Name	Estimate Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock Managed Income Portfolio	0.77%	The fund’s investment goal is to seek to maximize total return, consistent with income generation and prudent investment management. Under normal circumstances, the fund invests at least 80% of its assets in bonds and only buys securities rated investment grade at the time of purchase by at least one major rating agency or determined by the fund management team to be of similar quality. The fund invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital U.S. Aggregate Index (the benchmark). Fund management evaluates sectors of the bond market and individual securities within these sectors. The fund selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities, and corporate bonds. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The fund also makes investments in residential and commercial mortgage-backed securities and other asset-backed securities. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps. From time to time, the fund will use derivatives to enhance returns, in which case their use would involve leveraging risk. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.
Short-Term Bond Master Portfolio	0.40%	The fund seeks to maximize total return, consistent with capital preservation. Under normal circumstances, the fund invests at least 80% of its assets in bonds that permit it to maintain a portfolio duration of one to three years. The total rate of return for the fund is expected to rise and fall less than a longer duration bond fund. The fund invests mainly in investment grade, interest-bearing securities of varying maturities. These include U.S. Government Securities, preferred stocks, mortgage-backed securities and other asset-backed securities, corporate bonds and bonds that are convertible into stocks. The portfolio manager buys and sells securities to manage portfolio duration, yield curve exposure, sector exposure, diversification and credit quality. The fund invests in securities within the following ratings limitation guidelines: (i) at least 70% of net assets in securities rated at least A or, if short-term, the second highest quality grade, by at least one of the major rating agencies such as Moody’s or S&P; (ii) invest up to 30% of its assets in securities rated BBB/Baa by at least one of the major rating agencies that rate the securities and not rated above BBB/Baa by any such agency; and (iii) up to 10% of its assets in securities rated below BBB/Baa by at least one of the major rating agencies that rate the security and not rated BBB/Baa or above by any such agency, but none below B. As a result of the strategies described above, the fund may have an annual portfolio turnover rate above 100%.
BlackRock Total Return Portfolio II	0.51%	The fund seeks to maximize total return, consistent with income generation and prudent investment management. The fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the benchmark. The fund may invest up to 10% of its assets in non-dollar denominated bonds of issuers located outside of the United States. The fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The fund only buys securities that are rated investment grade at the time of purchase by at least one major rating agency or determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating. The management team evaluates sectors of the bond market and individual securities within these sectors. The management team selects bonds from several sectors including: U.S. Treasuries and agency securities, commercial and residential mortgage-backed securities, CMOs, asset-backed securities and corporate bonds. The fund may buy or sell options or futures on a security or an index of securities, or enter into credit default swaps and interest rate or foreign currency transactions, including swaps. The fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

Fund Name	Estimate Expense Ratio	Investment Goal and Primary Investment Strategies
BlackRock World Income Fund, Inc.	1.09%	The fund seeks high current income by investing in a global portfolio of fixed income securities denominated in various currencies, including multi-national currency units. In trying to achieve its objective, the fund mainly invests in bonds and other fixed income securities, including preferred stock, that periodically pay interest or dividends. Fixed income securities are securities that represent an obligation by the issuer to pay a specified rate of interest or dividend at specified times. These securities may be denominated and pay interest in U.S. dollars or other currencies and may be issued by U.S. or foreign governments or corporations. The fund will spread its investments among different types of fixed income securities and different countries based upon fund management’s analysis of the yield, maturity and currency considerations affecting these securities. The fund may invest in U.S. and foreign government and corporate fixed income securities, including junk bonds and unrated securities. The fund normally will invest at least 90% of its assets in fixed income securities, and may invest up to 100% of its assets in securities classified as junk bonds. The fund will normally invest in securities denominated in at least three different currencies. The fund presently expects it will invest primarily in securities denominated in the currencies represented in the J.P. Morgan Global Government Bond Broad Index. No set portion of the fund’s investments is required to be denominated in any particular currency. Substantially all of the fund’s investments may be denominated in a single currency, including U.S. dollars. Under normal circumstances, the fund anticipates it will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by BlackRock, in which case the fund would invest at least 30%) — of its total assets in securities (i) of foreign government issuers, (ii) of issuers organized or located outside the U.S., (iii) of issuers which primarily trade in a market located outside the U.S., or (iv) of issuers doing a substantial amount of business outside the U.S., which the fund considers to be companies that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. The fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes the may deviate very substantially from the allocation described above. The fund may invest in securities of any maturity or duration. The average maturity of the fund’s portfolio securities will vary based upon BlackRock’s view of economic and market conditions. However, the fund does not expect the average maturity of its portfolio to exceed fifteen years.

Account Information

How to Choose the Share Class that Best Suits Your Needs

The Strategic Income Opportunities Portfolio currently offers multiple share classes (Investor A, Investor C and Institutional Shares in this prospectus), each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents the same ownership interest in the portfolio investments of the Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial adviser or financial intermediary can help you determine which share class is best suited to your personal financial goals.

For example, if you select Institutional Shares, you will not pay any sales charge. However, only certain investors may buy Institutional Shares. If you select Investor A Shares, you generally pay a sales charge at the time of purchase and an ongoing service fee of 0.25% per year. You may be eligible for a sales charge reduction or waiver.

If you select Investor C Shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year under plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”). Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you sell Investor C Shares. Classes with the lower expenses will have higher net asset values and dividends relative to other share classes.

The Fund’s shares are distributed by BlackRock Investments, LLC (the “Distributor”), an affiliate of BlackRock.

The table below summarizes key features of each of the share classes of the Fund.

Share Classes at a Glance1

	Investor A	Investor C2,3	Institutional
Availability	Generally available through selected securities dealers and other financial intermediaries.	Generally available through selected securities dealers and other financial intermediaries.

Limited to certain investors, including:

•Current Institutional shareholders that meet certain requirements

•Certain retirement plans

•Participants in certain programs sponsored by BlackRock or its affiliates or financial intermediaries

•Certain employees and affiliates of BlackRock or its affiliates

Minimum Investment	•$1,000 for all accounts except: •$250 for certain fee-based programs •$50, if establishing Automatic Investment Plan (AIP)	$1,000 for all accounts except: •$250 for certain fee-based programs •$50, if establishing Automatic Investment Plan (AIP)	•$2 million for institutions and individuals •Institutional Shares are available to clients of registered investment advisers who have $250,000 invested in the Fund.
Initial Sales Charge?	Yes. Payable at time of purchase. Lower sales charges are available for larger investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No. (May be charged for purchases of $1 million or more that are redeemed within eighteen months).	Yes. Payable if you redeem within one year of purchase.	No.
Distribution and Service (12b-1) Fees?	No Distribution Fee. 0.25% Annual Service Fee.	0.75% Annual Distribution Fee. 0.25% Annual Service Fee.	No.
Redemption Fees?	Yes. Payable if you redeem or exchange within 30 days of purchase.	Yes. Payable if you redeem or exchange within 30 days of purchase.	Yes. Payable if you redeem or exchange within 30 days of purchase.
Conversion to Investor A Shares?	N/A	No.	No.
Advantage	Makes sense for investors who are eligible to have the sales charge reduced or eliminated or who have a long-term investment horizon because there are no ongoing distribution fees.	No up-front sales charge so you start off owning more shares. These shares may make sense for investors who have a shorter investment horizon relative to Investor A Shares.	No up-front sales charge so you start off owning more shares.
Disadvantage	You pay a sales charge up-front, and therefore you start off owning fewer shares.	You pay ongoing distribution fees each year you own shares, which means that you can expect lower total performance per share than Investor A Shares. Over the long term, this can add up to higher total fees than Investor A Shares.	Limited availability.
[1]	Please see “Details About the Share Classes” for more information about each share class.
[2]

If you establish a new account directly with the Fund and do not have a financial intermediary associated with your account, you may only invest in Investor A Shares. Applications without a financial intermediary that select Investor C Shares will not be accepted.

[3]	The Fund will not accept a purchase order of $500,000 or more for Investor C Shares. Your financial professional may set a lower maximum for Investor C Shares.

The following pages will cover the additional details of each share class, including the Institutional Shares requirements, the sales charge table for Investor A Shares, reduced sales charge information, Investor C Share CDSC information, and sales charge waivers.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

Details About the Share Classes

Investor A Shares — Initial Sales Charge Option

The following table shows the front-end sales charges that you may pay if you buy Investor A Shares. The offering price for Investor A Shares includes any front-end sales charge. The front-end sales charge expressed as a percentage of the offering price may be higher or lower than the charge described below due to rounding. Similarly, any contingent deferred sales charge paid upon certain redemptions of Investor A Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described below due to rounding. You may qualify for a reduced front-end sales charge. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge. Once you achieve a breakpoint, you pay that sales charge on your entire purchase amount (and not just the portion above the breakpoint). If you select Investor A Shares, you will pay a sales charge at the time of purchase as shown in the following table.

Your Investment	Sales Charge As a % of Offering Price	Sales Charge As a % of Your Investment[1]	Dealer Compensation As a % of Offering Price
Less than $25,000	4.00%	4.17%	3.75%
$25,000 but less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	3.25%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $750,000	2.00%	2.04%	1.75%
$750,000 but less than $1,000,000	1.50%	1.52%	1.25%
$1,000,000 and over[2]	0.00%	0.00%	—[2]
[1]	Rounded to the nearest one-hundredth percent.
[2]

If you invest $1,000,000 or more in Investor A Shares, you will not pay an initial sales charge. In that case, BlackRock compensates the financial intermediary from its own resources. However, if you redeem your shares within 18 months after purchase, you may be charged a deferred sales charge of 0.75% of the price of the shares when purchased or the net asset value of the shares on the redemption date (whichever is less). Such deferred sales charge may be waived in connection with certain fee-based programs.

No initial sales charge applies to Investor A Shares that you buy through reinvestment of Fund dividends or capital gains.

Sales Charges Reduced or Eliminated for Investor A Shares

There are several ways in which the sales charge can be reduced or eliminated. Purchases of Investor A Shares at certain fixed dollar levels, known as “breakpoints,” cause a reduction in the front-end sales charge (as described above in the “Investor A Shares — Initial Shares Charge Option” section). Additionally, the front-end sales charge can be reduced or eliminated through one or a combination of the following: a Letter of Intent, right of accumulation, the reinstatement privilege (described under “Account Services and Privileges”), or a waiver of the sales charge (described below). Reductions or eliminations through the right of accumulation or Letter of Intent will apply to the value of all qualifying holdings in shares of mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) owned by (a) the investor, (b) the investor’s spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. For this purpose, the value of an investor’s holdings means the offering price of the newly purchased shares (including any applicable sales charge) plus the current value (including any sales charges paid) of all other shares the investor already holds taken together. These may include shares held in accounts held at a financial intermediary, including personal accounts, certain retirement accounts, UGMA/UTMA accounts, Joint Tenancy accounts, trust accounts and Transfer on Death accounts, as well as shares purchased by a trust of which the investor is a beneficiary. For purposes of the right of accumulation and Letter of Intent the investor may not combine with the investor’s other holdings shares held in pension, profit sharing or other employee benefit plans if those shares are held in the name of a nominee or custodian.

In order to receive a reduced sales charge, at the time an investor purchases shares of the Fund, the investor should inform the financial professional, financial intermediary or BlackRock Funds of any other shares of the Fund or any other BlackRock Fund owned by (a) the investor, (b) the investor’s spouse and any children under the age of 21, or (c) a trustee or fiduciary of a single trust estate or single fiduciary account. Failure by the investor to notify the financial professional, financial intermediary or the BlackRock Funds, may result in the investor not receiving the sales charge reduction to which the investor is otherwise entitled.

The financial professional, financial intermediary or the BlackRock Funds may request documentation — including account statements and records of the original cost of the shares owned by the investor, the investor’s spouse and/or children under the age of 21 — showing that the investor qualifies for a reduced sales charge. The investor should retain these records because — depending on where an account is held or the type of account — the Fund and/or the investor’s financial professional, financial intermediary or BlackRock Funds may not be able to maintain this information.

For more information, see the SAI or contact your financial professional or financial intermediary.

Letter of Intent

An investor may qualify for a reduced front-end sales charge immediately by signing a “Letter of Intent” stating the investor’s intention to buy a specified amount of Investor A, Investor B, Investor C or Institutional Shares in one or more BlackRock Funds within the next 13 months that would, if bought all at once, qualify the investor for a reduced sales charge. The initial investment must meet the minimum initial purchase requirement. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Fund, and the investor must tell the Fund that later purchases are subject to the Letter of Intent. Purchases submitted prior to the date the Letter of Intent is received by the Fund are not counted toward the sales charge reduction. During the term of the Letter of Intent, the Fund will hold Investor A Shares representing up to 5% of the indicated amount in an escrow account for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. If the full amount indicated is not purchased within the 13-month period, and the investor does not pay the higher sales load within 20 days, the Fund will redeem enough of the Investor A Shares held in escrow to pay the difference.

Right of Accumulation

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A and A1, Investor B, B1 and B2, Investor C, C1 and C2 and Institutional Shares in most BlackRock Funds and the investment in the BlackRock CollegeAdvantage 529 Program by the investor or by or on behalf of the investor’s spouse and minor children may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same financial intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Other Front-End Sales Charge Waivers

A sales charge waiver on a purchase of Investor A Shares may also apply for:

■	Authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans

■	Persons investing through an authorized payroll deduction plan

■	Persons investing through an authorized investment plan for organizations that operate under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”)

■	Registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in the Fund

■	Persons associated with the Fund, the Fund’s Distributor, BlackRock, the Fund’s sub-adviser or transfer agent, and their affiliates

■

Persons participating in a fee-based program under which they (i) pay advisory fees to a broker-dealer or other financial institution or (ii) pay fees to a broker-dealer or other financial institution for providing transaction processing and other administrative services, but not investment advisory services

■	Employees of MetLife

Investor A Shares at Net Asset Value

If you invest $1,000,000 or more in Investor A Shares, you will not pay any initial sales charge. However, if you redeem your Investor A Shares within 18 months after purchase, you may be charged a deferred sales charge of 0.75% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. For a discussion on waivers see “Contingent Deferred Sales Charge Waivers.”

If you are eligible to buy both Investor A and Institutional Shares, you should buy Institutional Shares since Investor A Shares are subject to a front end sales charge and an annual 0.25% service fee, while Institutional Shares are not. The Distributor normally pays the annual Investor A Shares service fee to dealers as a shareholder servicing fee on a monthly basis.

Investor C Shares — Deferred Sales Charge Options

If you select Investor C Shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Investor C Shares within one year after purchase, you may be required to pay a deferred sales charge. The charge will apply to the lesser of the original cost of shares being redeemed or the proceeds of your redemption and is calculated without regard to any redemption fee. No deferred sales charge applies to shares that you buy through reinvestment of dividends or capital gains. You will also pay combined distribution and service fees as of 1.00% each year. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the financial professional or financial intermediary who assists you in purchasing Fund shares.

The Distributor currently pays dealers a sales concession of 1.00% of the purchase price of Investor C Shares from its own resources at the time of sale. The Distributor pays the annual Investor C Shares distribution fee and the annual Investor C Shares service fee as an ongoing concession and as a shareholder servicing fee, respectively, to dealers for Investor C Shares held for over a year and normally retains the Investor C Shares distribution fee and service fee during the first year after purchase. Under certain circumstances (including for certain qualified employee benefit plans), the Distributor will pay the full Investor C Shares distribution fee and service fee to dealers beginning in the first year after purchase in lieu of paying the sales concession.

Investor C Shares

If you redeem Investor C Shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption and will be calculated without regards to any redemption fee. When you redeem Investor C Shares, the redemption order is processed so that the lowest deferred sales charge is charged. Investor C Shares that are not subject to the deferred sales charge are redeemed first. In addition, you will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or capital gains. Any CDSC paid on the redemptions of Investor C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding.

Investor C Shares do not offer a conversion privilege.

Contingent Deferred Sales Charge Waivers

The deferred sales charge relating to Investor A and Investor C Shares may be reduced or waived in certain circumstances, such as:

■	Redemptions of shares purchased through authorized qualified employee benefit plans or savings plans and rollovers of current investments in the Fund through such plans;

■	Exchanges pursuant to the exchange privilege, as described in “How to Exchange Shares or Transfer your Account”;

■	Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2;

■	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old and you purchased your shares prior to October 2, 2006;

■	Redemptions made with respect to certain retirement plans sponsored by the Fund, BlackRock or an affiliate;

■

Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

■	Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares;

■	Involuntary redemptions made of shares in accounts with low balances;

■	Certain redemptions made through the Systematic Withdrawal Plan offered by the Fund, BlackRock or an affiliate;

■	Redemptions related to the payment of PNC Trust Company custodial IRA fees;

■	Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.

More information about existing sales charge reductions and waivers is available free of charge in a clear and prominent format via hyperlink at www.blackrock.com and in the SAI, which is available on the website or on request.

Institutional Shares

Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Institutional Shares. Your financial professional or other financial intermediary can help you determine whether you are eligible to buy Institutional Shares. The Fund may permit a lower initial investment for certain investors if their purchase, combined with purchases by other investors received together by the Fund, meets the minimum investment requirement.

Eligible Institutional investors include the following:

■	Investors who currently own Institutional Shares of the Fund may make additional purchases of Institutional Shares of the Fund directly from the Fund;

■	Institutional and individual retail investors with a minimum investment of $2 million who purchase directly from the Fund;

■	Certain qualified retirement plans;

■	Investors in selected fee-based programs;

■	Clients of registered investment advisers who have $250,000 invested in the Fund;

■

Trust department clients of PNC Bank and Bank of America, N.A. and their affiliates for whom they (i) act in a fiduciary capacity (excluding participant directed employee benefit plans); (ii) otherwise have investment discretion; or (iii) act as custodian for at least $2 million in assets;

■	Unaffiliated banks, thrifts or trust companies that have agreements with the Distributor;

■	Holders of certain Merrill Lynch sponsored unit investment trusts (“UITs”) who reinvest dividends received from such UITs in shares of the Fund; and

■

Employees, officers and directors/trustees of BlackRock, Inc., BlackRock Funds, Merrill Lynch & Co., Inc. (“Merrill Lynch”), The PNC Financial Services Group, Inc. (“PNC”), Barclays PLC (“Barclays”) or their affiliates.

Distribution and Service Payments

The Fund has adopted plans (the “Plans”) that allow the Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the Investment Company Act and shareholder servicing fees for certain services provided to its shareholders.

Plan Payments

Under the Plans, Investor C Shares pay a distribution fee to the Distributor, and/or its affiliates including PNC and its affiliates and to Merrill Lynch and/or Bank of America Corporation (“BAC”) and their affiliates and to Barclays and its affiliates, for distribution and sales support services. The distribution fees may be used to pay the Distributor for distribution services and to pay the Distributor and affiliates of BlackRock and PNC or Merrill Lynch and BAC or Barclays for sales support services provided in connection with the sale of Investor B and Investor C Shares. The distribution fees may also be used to pay brokers, dealers, financial institutions and industry professionals (including BlackRock, PNC, Merrill Lynch, BAC, Barclays and their respective affiliates) (each a “Financial Intermediary”) for sales support services and related expenses. All Investor C Shares pay a maximum distribution fee per year that is a percentage of the average daily net asset value of the Fund attributable to Investor C Shares, as applicable. Institutional and Investor A Shares do not pay a distribution fee.

Under the Plans, the Fund also pays shareholder servicing fees (also referred to as shareholder liaison services fees) to Financial Intermediaries for providing support services to their customers who own Investor A and Investor C Shares. The shareholder servicing fee payment is calculated as a percentage of the average daily net asset value of Investor A and Investor C Shares of the Fund. All Investor A and Investor C Shares pay this shareholder servicing fee. Institutional Shares do not pay a shareholder servicing fee.

In return for the shareholder servicing fee, Financial Intermediaries (including BlackRock) may provide one or more of the following services to their customers who own Investor A and Investor C Shares:

■	Responding to customer questions on the services performed by the Financial Intermediary and investments in Investor A and Investor C Shares;

■	Assisting customers in choosing and changing dividend options, account designations and addresses; and

■	Providing other similar shareholder liaison services.

The shareholder servicing fees payable pursuant to the Plans are paid to compensate Financial Intermediaries for the administration and servicing of shareholder accounts and are not costs which are primarily intended to result in the sale of the Fund’s shares. Because the fees paid by the Fund under the Plans are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, the distribution fees paid by Investor C Shares may over time cost investors more than the front-end sales charge on Investor A Shares. For more information on the Plans, including a complete list of services provided thereunder, see the SAI.

Other Payments by the Fund

In addition to, rather than in lieu of, distribution and shareholder servicing fees that the Fund may pay to a Financial Intermediary pursuant to the Plans and fees the Fund pays to its transfer agent, BlackRock, on behalf of the Fund, may enter into non-Plan agreements with a Financial Intermediary pursuant to which the Fund will pay a Financial Intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These non-Plan payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by a Financial Intermediary or (2) a fixed dollar amount for each account serviced by a Financial Intermediary. The aggregate amount of these payments may be substantial.

Other Payments by BlackRock

The Plans permit BlackRock, the Distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the Fund). From time to time, BlackRock, the Distributor or their affiliates also may pay a portion of the fees for administrative, networking, recordkeeping, sub-transfer agency and shareholder services described above at its or their own expense and out of its or their profits. BlackRock, the Distributor and their affiliates may compensate affiliated and unaffiliated Financial Intermediaries for the sale and distribution of shares of the Fund or for these other services to the Fund and shareholders. These payments would be in addition to the Fund payments described in this prospectus and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Financial Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Financial Intermediary. The aggregate amount of these payments by BlackRock, the Distributor and their affiliates may be substantial. Payments by BlackRock may include amounts that are sometimes referred to as “revenue sharing” payments. In some circumstances, these revenue sharing payments may create an incentive for a Financial Intermediary, its employees or associated persons to recommend or sell shares of the Fund to you. Please contact your Financial Intermediary for details about payments it may receive from the Fund or from BlackRock, the Distributor or their affiliates. For more information, see the SAI.

How to Buy, Sell, Exchange and Transfer Shares

The chart on the following pages summarizes how to buy, sell, exchange and transfer shares through your financial professional or financial intermediary. You may also buy, sell, exchange and transfer shares through BlackRock, if your account is held directly with BlackRock. To learn more about buying, selling, transferring or exchanging shares through BlackRock, call (800) 441-7762. Because the selection of a mutual fund involves many considerations, your financial professional or financial intermediary may help you with this decision.

The Fund may reject any purchase order, modify or waive the minimum initial or subsequent investment requirements for any shareholders and suspend and resume the sale of any share class of the Fund at any time for any reason.

In addition, the Fund may waive certain requirements regarding the purchase, sale, exchange or transfer of shares described below.

How to Buy Shares

	Your Choices	Important Information for You to Know

Initial Purchase	First, select the share class appropriate for you

Refer to the “Share Classes at a Glance” table in this prospectus (be sure to read this prospectus carefully). When you place your initial order, you must indicate which share class you select (if you do not specify a share class and do not qualify to purchase Institutional Shares, you will receive Investor A Shares).

Certain factors, such as the amount of your investment, your time frame for investing, and your financial goals, may affect which share class you choose. Your financial professional can help you determine which share class is appropriate for you.

Next, determine the amount of your investment

•Refer to the minimum initial investment in the “Share Classes at a Glance” table of this prospectus. Be sure to note the maximum investment amounts in Investor C Shares.

•See “Account Information — Details About the Share Classes” for information on a lower initial investment requirement for certain Fund investors if their purchase, combined with purchases by other investors received together by a Fund, meets the minimum investment requirement.

Have your financial professional or financial intermediary submit your purchase order

The price of your shares is based on the next calculation of a Fund’s net asset value after your order is placed. Any purchase orders placed prior to the close of business on the NYSE (generally 4:00 p.m. (Eastern time)) will be priced at the net asset value determined that day. Certain financial intermediaries, however, may require submission of orders prior to that time. A broker-dealer or financial institution maintaining the account in which you hold shares may charge a separate account, service or transaction fee on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown in the Fund’s “Fees and Expenses” table.

Purchase orders placed after that time will be priced at the net asset value determined on the next business day. A Fund may reject any order to buy shares and may suspend the sale of shares at any time. Other financial intermediaries may charge a processing fee to confirm a purchase.

	Or contact BlackRock (for accounts held directly with BlackRock)	To purchase shares directly with BlackRock, call (800) 441-7762 and request a new account application. Mail the completed application along with a check payable to “BlackRock Funds” to the transfer agent at the address on the application.
Add to Your Investment	Purchase additional shares	For Investor A and Investor C Shares, the minimum investment for additional purchases is generally $50 for all accounts except that certain retirement plans and programs may have a lower minimum for additional purchases. (The minimums for additional purchases may be waived under certain circumstances.) Institutional Shares have no minimum for additional purchases.
	Have your financial professional or financial intermediary submit your purchase order for additional shares	To purchase additional shares you may contact your financial professional or financial intermediary. For more details on purchasing by Internet see below.
Or contact BlackRock (for accounts held directly with BlackRock)

Purchase by Telephone: Call (800) 441-7762 and speak with one of our representatives. The Fund has the right to reject any telephone request for any reason.

Purchase in Writing: You may send a written request to BlackRock at the address on the back cover of this prospectus.

Purchase by VRU: Investor Shares may also be purchased by use of a Fund’s automated voice response unit service (“VRU”) at (800) 441-7762.

Purchase by Internet: You may purchase your shares, and view activity in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Purchases made on the Internet using the Automated Clearing House Network (“ACH”) will have a trade date that is the day after the purchase is made.

How to Buy Shares

	Your Choices	Important Information for You to Know

Add to Your Investment (continued)	Or contact BlackRock (for accounts held directly with BlackRock) (continued)	Certain institutional clients’ purchase orders of Institutional Shares placed by wire prior to the close of business on the NYSE will be placed at the net asset value determined that day. Contact your financial intermediary or BlackRock for further information. The Fund limits Internet purchases in shares of the Fund to $25,000 per trade. Different maximums may apply to certain institutional investors.

Please read the On-Line Services Disclosure Statement and User Agreement, the Terms and Conditions page and the Consent to Electronic Delivery Agreement (if you consent to electronic delivery), before attempting to transact online.

The Fund employs reasonable procedures to confirm that transactions entered over the Internet are genuine. By entering into the User Agreement with a Fund in order to open an account through the website, the shareholder waives any right to reclaim any losses from the Fund or any of its affiliates, incurred through fraudulent activity.

	Acquire additional shares by reinvesting dividends and capital gains	All dividends and capital gains distributions are automatically reinvested without a sales charge. To make any changes to your dividend and/or capital gains distributions options, please call (800) 441-7762, or contact your financial professional (if your account is not held directly with BlackRock).
Participate in the Automatic Investment Plan (“AIP”)

BlackRock’s Automatic Investment Plan (“AIP”) allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account.

Refer to the “Account Services and Privileges” section of this prospectus for additional information.

How to Pay for Shares	Making payment for purchases

Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your financial professional or financial intermediary, but in no event later than 4 p.m. (Eastern time) on the third business day (in the case of Investor Shares) or first business day (in the case of Institutional Shares) following BlackRock’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your financial professional or financial intermediary will be responsible for any loss to a Fund.

For shares purchased directly from a Fund, a check payable to BlackRock Funds which bears the name of the fund you are purchasing must accompany a completed purchase application. There is a $20 fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to a Fund to purchase shares, but you must call (800) 441-7762 before doing so to confirm the wiring instructions.

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares	Have your financial professional or other financial intermediary submit your sales order

You can make redemption requests through your financial professional. Shareholders should indicate whether they are redeeming Investor A, Investor B, Investor C or Institutional Shares. The price of your shares is based on the next calculation of a Fund’s net asset value after your order is placed. For your redemption request to be priced at the net asset value on the day of your request, you must submit your request to your financial professional or financial intermediary prior to that day’s close of business on the NYSE (generally 4:00 p.m. (Eastern time)). Certain financial intermediaries, however, may require submission of orders prior to that time. Any redemption request placed after that time will be priced at the net asset value at the close of business on the next business day.

Financial intermediaries may charge a fee to process a redemption of shares. Shareholders should indicate which class of shares they are redeeming.

A Fund may reject an order to sell shares under certain

circumstances.

Selling shares held directly with BlackRock

Methods of Redeeming:

Redeem by Telephone: You may sell Investor Shares held at BlackRock by telephone request if certain conditions are met and if the amount being sold is less than (i) $100,000 for payments by check or (ii) $250,000 for payments through ACH or wire transfer. Certain redemption requests, such as those in excess of these amounts, must be in writing with a medallion signature guarantee. For Institutional Shares, certain redemption requests may require written instructions with a medallion signature guarantees. Call (800) 441-7762 for details.

You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable.

A Fund, its administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. A Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures. A Fund may refuse a telephone redemption request if it believes it is advisable to do so.

During periods of substantial economic or market change, telephone redemptions may be difficult to complete. Please find below alternative redemption methods.

Redeem by VRU: Investor Shares may also be redeemed by use of a Fund’s automated voice response unit service (VRU). Payment for Investor Shares redeemed by VRU may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire.

Redeem by Internet: You may redeem in your account, by logging onto the BlackRock website at www.blackrock.com/funds. Proceeds from Internet redemptions may be sent via check, ACH or wire to the bank account of record. Payment for Investor Shares redeemed by Internet may be made for non-retirement accounts in amounts up to $25,000, either through check, ACH or wire. Different maximums may apply to investors in Institutional Shares.

Redeem in Writing: You may sell shares held at BlackRock by writing to BlackRock, P.O. Box 9819, Providence, Rhode Island 02940-8019 or for overnight delivery, 101 Sabin Street, Pawtucket, Rhode Island 02860-1427. All shareholders on the account must sign the letter. A medallion signature guarantee will generally be required but may be waived in certain limited circumstances. You can obtain a medallion signature guarantee stamp from a bank, securities dealer, securities broker, credit union, savings and loan association, national securities exchange or registered securities association. A notary public seal will not be acceptable. If you hold stock certificates, return the certificates with the letter. Proceeds from redemptions may be sent via check, ACH or wire to the bank account of record.

How to Sell Shares

	Your Choices	Important Information for You to Know

Full or Partial Redemption of Shares (continued)	Selling shares held directly with BlackRock (continued)

Payment of Redemption Proceeds: Redemption proceeds may be paid by check or, if a Fund has verified banking information on file, through ACH or by wire transfer.

Payment by Check: BlackRock will normally mail redemption proceeds within seven days following receipt of a properly completed request. Shares can be redeemed by telephone and the proceeds sent by check to the shareholder at the address on record. Shareholders will pay $15 for redemption proceeds sent by check via overnight mail. You are responsible for any additional charges imposed by your bank for this service.

Payment by Wire Transfer: Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally made in Federal funds wired to the redeeming shareholder on the next business day, provided that a Fund’s custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when a Fund’s custodian is closed is normally wired in Federal funds on the next business day following redemption on which a Fund’s custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund.

If a shareholder has given authorization for expedited redemption, shares can be redeemed by Federal wire transfer to a single previously designated bank account. Shareholders will pay $7.50 for redemption proceeds sent by Federal wire transfer. You are responsible for any additional charges imposed by your bank for this service. No charge for wiring redemption payments with respect to Institutional Shares is imposed by a Fund.

A Fund is not responsible for the efficiency of the Federal wire system or the shareholder’s firm or bank. To change the name of the single, designated bank account to receive wire redemption proceeds, it is necessary to send a written request to the Fund at the address on the back cover of this prospectus.

Payment by ACH: Redemption proceeds may be sent to the shareholder’s bank account (checking or savings) via ACH. Payment for redeemed shares for which a redemption order is received before 4 p.m. (Eastern time) on a business day is normally sent to the redeeming shareholder the next business day, with receipt at the receiving bank within the next two business days (48-72 hours); provided that a Fund’s custodian is also open for business. Payment for redemption orders received after 4 p.m. (Eastern time) or on a day when a Fund’s custodian is closed is normally sent on the next business day following redemption on which the Fund’s custodian is open for business.

The Fund reserves the right to send redemption proceeds within seven days after receiving a redemption order if, in the judgment of the Fund, an earlier payment could adversely affect the Fund. No charge for sending redemption payments via ACH is imposed by a Fund.

* * *

If you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund may delay mailing your proceeds. This delay will usually not exceed ten days.

How to Exchange Shares or Transfer your Account

	Your Choices	Important Information for You to Know

Exchange Privilege	Selling shares of one fund to purchase shares of another BlackRock Fund (“exchanging”)

Investor A, Investor C, and Institutional Shares of a Fund are generally exchangeable for shares of the same class of another BlackRock Fund.

You can exchange $1,000 or more of Investor A or Investor C Shares from one fund into the same class of another fund which offers that class of shares (you can exchange less than $1,000 of Investor A or Investor C Shares if you already have an account in the fund into which you are exchanging). Investors who currently own Institutional Shares of a Fund may make exchanges into Institutional Shares of other BlackRock Funds except for investors holding shares through certain client accounts at financial professionals that are omnibus with the Fund and do not meet applicable minimums. There is no required minimum amount with respect to exchanges of Institutional Shares.

You may only exchange into a share class and fund that are open to new investors or in which you have a current account if the fund is closed to new investors. If you held the exchanged shares for 30 days or less you may be charged a redemption fee (please refer to the “Redemption Fee” section of this prospectus for additional information).

Some of the BlackRock Funds impose a different deferred sales charge schedule. The CDSC will continue to be measured from the date of the original purchase. The CDSC schedule applicable to your original purchase will apply to the shares you receive in the exchange and any subsequent exchange.

To exercise the exchange privilege, you may contact your financial professional or financial intermediary. Alternatively, if your account is held directly with BlackRock, you may: (i) call (800) 441-7762 and speak with one of our representatives, (ii) make the exchange via the Internet by accessing your account online at www.blackrock.com/funds, or (iii) send a written request to the Fund at the address on the back cover of this prospectus. Please note, if you indicated on your New Account Application that you did not want the Telephone Exchange Privilege, you will not be able to place exchanges via the telephone until you update this option either in writing or by calling (800) 441-7762. The Fund has the right to reject any telephone request for any reason.

Although there is currently no limit on the number of exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future. A Fund may suspend or terminate your exchange privilege at any time for any reason, including if the Fund believes, in its sole discretion, that you are engaging in market timing activities. See “Short Term Trading Policy” below. For Federal income tax purposes a share exchange is a taxable event and a capital gain or loss may be realized. Please consult your tax adviser or other financial professional before making an exchange request.

Transfer Shares to Another Financial Intermediary	Transfer to a participating financial intermediary

You may transfer your shares of a Fund only to another securities dealer that has entered into an agreement with the Distributor. Certain shareholder services may not be available for the transferred shares. All future trading of these assets must be coordinated by the receiving firm.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

Transfer to a non-participating financial intermediary

You must either:

•Transfer your shares to an account with a Fund; or

•Sell your shares, paying any applicable deferred sales charge.

If your account is held directly with BlackRock, you may call (800) 441-7762 with any questions; otherwise please contact your financial intermediary to accomplish the transfer of shares.

Account Services and Privileges

The following table provides examples of account services and privileges available in your BlackRock account. Certain of these account services and privileges are only available to shareholders of Investor Shares whose accounts are held directly with BlackRock. If your account is held directly with BlackRock, please call (800) 441-7762 or visit www.blackrock.com/funds for additional information as well as forms and applications. Otherwise, please contact your financial professional for assistance in requesting one or more of the following services and privileges.

Automatic Investment Plan (AIP)	Allows systematic investments on a periodic basis from checking or savings account.	BlackRock’s Automatic Investment Plan (AIP) allows you to invest a specific amount on a periodic basis from your checking or savings account into your investment account. You may apply for this option upon account opening or by completing the Automatic Investment Plan application. The minimum investment amount for an automatic investment plan is $50 per portfolio.
Dividend Allocation Plan	Automatically invests your distributions into another BlackRock Fund of your choice pursuant to your instructions, without any fees or sales charges.	Dividend and capital gains distributions may be reinvested in your account to purchase additional shares or paid in cash. Using the Dividend Allocation Plan, you can direct your distributions to your bank account (checking or savings), to purchase shares of another fund at BlackRock without any fees or sales charges, or by check to special payee. Please call (800) 441-7762 for details. If investing into another fund at BlackRock, the receiving fund must be open to new purchases.
EZ Trader	Allows an investor to purchase or sell Investor class shares by telephone or over the Internet through ACH.

(NOTE: This option is offered to shareholders whose accounts are held directly with BlackRock. Please speak with your financial professional if your account is held elsewhere).

Prior to establishing an EZ Trader account, please contact your bank to confirm that it is a member of the ACH system. Once confirmed, complete an application, making sure to include the appropriate bank information, and return the application to the address listed on the form.

Prior to placing a telephone or internet purchase or sale order, please call (800) 441-7762 to confirm that your bank information has been updated on your account. Once this is established, you may place your request to sell shares with the Fund by telephone or Internet. Proceeds will be sent to your pre-designated bank account.

Systematic Exchange	This feature can be used by investors to systematically exchange money from one fund to up to four other funds.	A minimum of $10,000 in the initial BlackRock Fund is required and investments in any additional funds must meet minimum initial investment requirements.
Systematic Withdrawal Plan (SWP)	This feature can be used by investors who want to receive regular distributions from their accounts.

To start a Systematic Withdrawal Plan (SWP) a shareholder must have a current investment of $10,000 or more in a BlackRock Fund.

Shareholders can elect to receive cash payments of $50 or more at any interval they choose. Shareholders may sign up by completing the SWP Application Form which may be obtained from BlackRock. Shareholders should realize that if withdrawals exceed income the invested principal in their account will be depleted.

To participate in the SWP, shareholders must have their dividends reinvested. Shareholders may change or cancel the SWP at any time, with a minimum of 24 hours notice. If a shareholder purchases additional Investor A Shares of a fund at the same time he or she redeems shares through the SWP, that investor may lose money because of the sales charge involved. No CDSC will be assessed on redemptions of Investor A or Investor C Shares made through the SWP that do not exceed 12% of the account’s net asset value on an annualized basis. For example, monthly, quarterly, and semi-annual SWP redemptions of Investor A or Investor C Shares will not be subject to the CDSC if they do not exceed 1%, 3% and 6%, respectively, of an account’s net asset value on the redemption date. SWP redemptions of Investor A or Investor C Shares in excess of this limit will still pay any applicable CDSC.

Ask your financial adviser or financial intermediary for details.

Reinstatement Privilege	If you redeem Investor A or Institutional Shares, and within 60 days buy new Investor A Shares of the SAME fund, you will not pay a sales charge on the new purchase amount. This right may be exercised once a year and within 60 days of the redemption, provided that the Investor A Share class of that fund is currently open to new investors or the shareholder has a current account in that closed fund. Shares will be purchased at the net asset value calculated at the close of trading on the day the request is received. To exercise this privilege, the Fund must receive written notification from the shareholder of record or the financial professional of record, at the time of purchase. Investors should consult a tax adviser concerning the tax consequences of exercising this reinstatement privilege.

Fund’s Rights

The Fund may:

■	Suspend the right of redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act;

■

Postpone date of payment upon redemption if trading is halted or restricted on the NYSE or under other emergency conditions described in the Investment Company Act or if a redemption request is made before the Fund has collected payment for the purchase of shares;

■	Redeem shares for property other than cash if conditions exist which make cash payments undesirable in accordance with its rights under the Investment Company Act; and

■	Redeem shares involuntarily in certain cases, such as when the value of a shareholder account falls below a specified level.

Note on Low Balance Accounts. Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem the shares in your account (without charging any deferred sales charge) if the net asset value of your account falls below $500 (or the minimum required initial investment for Institutional Shares) due to redemptions you have made. You will be notified that the value of your account is less than $500 (or the minimum required initial investment for Institutional Shares) before the Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 (or the minimum required initial investment for Institutional Shares) before the Fund takes any action. This involuntary redemption does not apply to accounts of authorized qualified employee benefit plans, selected fee-based programs or accounts established under the Uniform Gifts or Transfers to Minors Acts.

Participation in Fee-Based Programs

If you participate in certain fee-based programs offered by BlackRock or an affiliate of BlackRock, or financial intermediaries that have agreements with the Distributor, you may be able to buy Institutional Shares, including by exchange from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances. You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and service fees. This may be a taxable event and you will pay any applicable sales charges or redemption fee.

Shareholders that participate in a fee-based program generally have two options at termination. The program can be terminated and the shares liquidated or the program can be terminated and the shares held in an account. In general, when a shareholder chooses to continue to hold the shares, whatever share class was held in the program can be held after termination. Shares that have been held for less than specified periods within the program may be subject to a fee upon redemption. Shareholders that held Investor A or Institutional Shares in the program are eligible to purchase additional shares of the respective share class of the Fund, but may be subject to upfront sales charges. Additional purchases of Institutional Shares are permitted only if you have an existing position at the time of purchase or are otherwise eligible to purchase Institutional Shares.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your financial professional or financial intermediary.

Short-Term Trading Policy

The Board of Trustees (the “Board”) has determined that the interests of long-term shareholders and the Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” The Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. The exchange privilege for Investor Shares and Institutional Shares is not intended as a vehicle for short-term trading. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of the Fund may require the management team to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment goal. Frequent trading may cause the Fund to sell securities at less favorable prices, and transaction costs, such as brokerage commissions, can reduce the Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders. The Fund will seek to eliminate these opportunities by using fair value pricing, as described in “Valuation of Fund Investments” below.

The Fund discourages market timing and seeks to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board has approved the policies discussed below to seek to deter market timing activity. The Board has not adopted any specific numerical restrictions on purchases, sales and exchanges of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders.

If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, the Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If the Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described below. For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund. The Distributor has entered into agreements with respect to financial professionals, and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial professionals and other financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading in the Fund’s shares through such accounts. Identification of market timers may also be limited by operational systems and technical limitations. In the event that a financial intermediary is determined by the Fund to be engaged in market timing or other improper trading activity, the Fund’s Distributor may terminate such financial intermediary’s agreement with the Distributor, suspend such financial intermediary’s trading privileges or take other appropriate actions.

Certain BlackRock Funds will automatically assess and retain a fee of 2% of the current net asset value, after excluding the effect of any contingent deferred sales charges, of shares being redeemed or exchanged within 30 days of acquisition (other than those acquired through reinvestment of dividends or other distributions). See “Redemption Fee” below.

There is no assurance that the methods described above will prevent market timing or other trading that may be deemed abusive.

The Fund may from time to time use other methods that it believes are appropriate to deter market timing or other trading activity that may be detrimental to a fund or long-term shareholders.

Redemption Fee

The Fund charges a 2.00% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is for the benefit of the remaining shareholders of the Fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the account. A new 30-day period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 20 days after the purchase of the Fund A shares, followed in 20 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange). The Fund sells shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Fund, the redemption fee will not be assessed on redemptions or exchanges by:

■

accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the Fund not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

■	accounts of shareholders who have died or become disabled;

■	shareholders redeeming or exchanging shares:

—	through the Fund’s Systematic Withdrawal Plan or Systematic Exchange Plan,

—	in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code), a 403(b) plan or any other Internal Revenue Code Section 401 qualified employee benefit plan or account,

—	in connection with plans administered as college savings plans under Section 529 of the Internal Revenue Code;

■	shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans;

■	redemptions of shares acquired through dividend reinvestment;

■	BlackRock Funds whose trading practices are determined by the Fund not to be detrimental to the Fund or long-term shareholders; and

■	certain other accounts in the absolute discretion of the Fund when the redemption fee is de minimis or a shareholder can demonstrate hardship.

The Fund reserves the right to modify or eliminate these waivers at any time.

The following BlackRock-advised funds assess redemption fees:

EQUITY

BlackRock All-Cap Energy & Resources Portfolio	BlackRock International Opportunities Portfolio
BlackRock Aurora Portfolio	BlackRock International Value Fund
BlackRock Energy & Resources Portfolio	BlackRock Latin America Fund, Inc.
BlackRock EuroFund	BlackRock Pacific Fund, Inc.
BlackRock Global Allocation Fund, Inc.	BlackRock Science & Technology Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Global Emerging Markets Fund, Inc.	BlackRock Small Cap Growth Equity Portfolio
BlackRock Global Financial Services Fund, Inc.	BlackRock Small Cap Growth Fund II
BlackRock Global Growth Fund, Inc.	BlackRock Small Cap Index Fund
BlackRock Global Opportunities Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global SmallCap Fund, Inc.	BlackRock U.S. Opportunities Portfolio
BlackRock Health Sciences Opportunities Portfolio	BlackRock Value Opportunities Fund, Inc.
BlackRock International Fund	MFS Research International FDP Fund
BlackRock International Index Fund

FIXED INCOME

BlackRock Emerging Market Debt Portfolio	BlackRock International Bond Portfolio
BlackRock High Income Fund	BlackRock Strategic Income Opportunities Portfolio
BlackRock High Yield Bond Portfolio	BlackRock World Income Fund, Inc.

Management of the Fund

BlackRock

BlackRock, the Fund’s investment adviser, manages the Fund’s investments and its business operations subject to the oversight of the Board of the Fund. While BlackRock is ultimately responsible for the management of the Fund, it is able to draw upon the trading, research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. BlackRock is an indirect, wholly owned subsidiary of BlackRock, Inc.

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock Financial Management, Inc. (“BFM”), the Fund’s sub-adviser (the “Sub-Adviser”), is a registered investment adviser. BlackRock and its affiliates had approximately $3.364 trillion in investment company and other portfolio assets under management as of March 31, 2010.

The Fund has entered into a management agreement (the “Management Agreement”) with BlackRock under which BlackRock receives for its services to the Fund a fee as a percentage of the Fund’s average daily net assets that is attributable to the Fund’s direct investments in fixed income securities, other investments and cash and cash equivalents and excludes investments in underlying funds. For the fiscal year ended December 31, 2009, the aggregate management fees, net of any applicable waivers, paid by the Fund to BlackRock as a percentage of the Fund’s average daily net assets were 0.00%.

BlackRock has entered into a sub-advisory agreement with the Sub-Adviser, an affiliate of BlackRock, under which BlackRock pays the Sub-Adviser for services it provides a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement. The Sub-Adviser is responsible for the day-to-day management of the Fund’s portfolio.

For the Fund, BlackRock has agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any), of each share class of the Fund at the levels shown both below and in the Fund’s fees and expenses table in the Fund Overview section of this prospectus). (Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses.”) To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if these operating expenses exceed a certain limit.

Total Annual Management Fees (Before Waivers)

With respect to the Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Strategic Income Opportunities Portfolio
First $1 billion	0.550%
$1 billion – $2 billion	0.500%
$2 billion – $3 billion	0.475%
Greater than $3 billion	0.450%

Effective August 1, 2010, with respect to the Fund, BlackRock has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in columns (1) and (2) of the table below.

	Caps on Total Annual Fund Operating Expenses* (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses)
	(1) Fixed-term Contractual Caps[1]	(2) Perpetual Contractual Caps[2]
Strategic Income Opportunities Portfolio
Investor A	0.65%	1.65%
Investor C	1.40%	2.40%
Institutional	0.40%	1.40%

Until August 1, 2010, BlackRock has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in columns (1) and (2) of the table below.

	Caps on Total Annual Fund Operating Expenses* (excluding Interest Expense, Acquired Fund (underlying fund) Fees and Expenses and certain other Fund expenses)
	(1) Fixed-term Contractual Caps	(2) Perpetual Contractual Caps
Strategic Income Opportunities Portfolio
Investor A	0.40%	1.40%
Investor C	1.15%	2.15%
Institutional	0.15%	1.15%
*	As a percentage of average daily net assets.
[1]

These contractual caps are in effect until May 1, 2011. The contractual agreement may be terminated upon 90 days notice by a majority of the non-interested trustees of a Fund or by a vote of a majority of the outstanding voting securities of a Fund.

[2]

These contractual caps are in effect until May 1, 2021. On May 1 of each year, this agreement will renew automatically for an additional one year so that the agreement will have a perpetual ten-year term. The contractual agreement may be terminated upon 90 days notice by a majority of the non-interested trustees of a Fund or by a vote of a majority of the outstanding voting securities of a Fund.

As stated above, the waivers and reimbursements described in the table above do not include Interest Expense. A Fund’s Interest Expense is required to be reported as part of operating expenses in such Fund’s expense table for accounting purposes. A Fund incurs Interest Expense when making certain investments (e.g., tender option bonds) to seek to enhance the yield and total return of the portfolio. The amount of Interest Expense (if any) will fluctuate with the Fund’s use of those investments.

* * *

A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock and the sub-advisory agreement between BlackRock and the Sub-Adviser is included in the Fund’s semi-annual shareholder report for the period ended June 30, 2009.

From time to time, a manager, analyst, or other employee of BlackRock or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of BlackRock or any other person within the BlackRock organization. Any such views are subject to change at any time based upon market or other conditions and BlackRock disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund is based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Strategic Income Opportunities Portfolio is managed by a team of financial professionals. Curtis Arledge and Matthew Marra are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Curtis Arledge	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2010	Chief Investment Officer of Fixed Income, Fundamental Portfolios and Head of Multi-Sector Mortgages with BlackRock’s Fixed Income Portfolio Management Group since 2010; Managing Director of BlackRock, Inc. since 2008; Co-head of US Fixed Income within BlackRock’s Fixed Income Portfolio Management Group and member of BlackRock’s Leadership Committee since 2008; Global Head of Fixed Income Division of Wachovia Corporation from 2004 to 2008.
Matthew Marra	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2010	Managing Director of BlackRock, Inc. since 2006; Director of BlackRock, Inc. from 2002 to 2005.

Conflicts of Interest

The investment activities of BlackRock and its affiliates (including BlackRock, Inc. and PNC and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and of BlackRock, Inc.’s significant shareholders, Merrill Lynch, and its affiliates, including BAC (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays (each a “Barclays Entity”) (for convenience the BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”) in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock and its Affiliates or the Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. BlackRock and its Affiliates or the Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more Affiliates or Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invests. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Affiliate or an Entity performs or seeks to perform investment banking or other services. One or more Affiliates or Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund. The trading activities of these Affiliates or Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Affiliate or an Entity having positions that are adverse to those of the Fund. No Affiliate or Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Affiliate or an Entity may compete with the Fund for appropriate investment opportunities. The results of the Fund’s investment activities, therefore, may differ from those of an Affiliate or an Entity and of other accounts managed by an Affiliate or an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Affiliates or Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. In addition, the Fund may, from time to time, enter into transactions in which an Affiliate or an Entity or its other clients have an adverse interest. Furthermore, transactions undertaken by Affiliate-advised clients may adversely impact the Fund. Transactions by one or more Affiliate- or Entity-advised clients or BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Affiliates or Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Affiliate or an Entity has or is trying to develop investment banking relationships or in which an Affiliate or an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Affiliate or an Entity provides or may some day provide research coverage. An Affiliate or an Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Affiliates or Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board, the Fund has retained an Affiliate of BlackRock to serve as the securities lending agent for the Fund to the extent that the Fund participates in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BlackRock has adopted policies and procedures designed to address these potential conflicts of interest. See the SAI for further information.

Valuation of Fund Investments

When you buy shares, you pay the net asset value, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates the net asset value of each class of its shares (generally by using market quotations) each day the NYSE is open as of the close of business on the NYSE, based on prices at the time of closing. The NYSE generally closes at 4:00 p.m. (Eastern time). The net asset value used in determining your share price is the next one calculated after your purchase or redemption order is placed.

Generally, Institutional Shares will have the highest net asset value because that class has the lowest expenses, and Investor A Shares will have a higher net asset value than Investor C Shares. Also, dividends paid on Investor A and Institutional Shares will generally be higher than dividends paid on Investor C Shares because Investor A and Institutional Shares have lower expenses.

The Fund’s assets and liabilities are valued primarily on the basis of market quotations. Equity investments are valued at market value, which is generally determined using the last reported sale price on the exchange or market on which the security is primarily traded at the time of valuation. The Fund values fixed income portfolio securities using market prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models to derive values, each in accordance with valuation procedures approved by the Fund’s Board. Certain short-term debt securities are valued on the basis of amortized cost. If the Fund invests in foreign securities, these securities may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares. In addition, foreign currency exchange rates are generally determined as of the close of business on the NYSE.

Generally, trading in foreign securities, U.S. government securities and money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times.

When market quotations are not readily available or are not believed by BlackRock to be reliable, the Fund’s investments are valued at fair value. Fair value determinations are made by BlackRock in accordance with procedures approved by the Fund’s Board. BlackRock may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity, if BlackRock believes a market quotation from a broker-dealer or other source is unreliable, where the security or other asset or liability is thinly traded (e.g., municipal securities and certain non-U.S. securities) or where there is a significant event subsequent to the most recent market quotation. For this purpose, a “significant event” is deemed to occur if BlackRock determines, in its business judgment prior to or at the time of pricing the Fund’s assets or liabilities, that it is likely that the event will cause a material change to the last closing market price of one or more assets or liabilities held by the Fund. Foreign securities whose values are affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets may be fair valued.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value.

The Fund may accept orders from certain authorized Financial Intermediaries or their designees. The Fund will be deemed to receive an order when accepted by the intermediary or designee and the order will receive the net asset value next computed by the Fund after such acceptance. If the payment for a purchase order is not made by a designated later time, the order will be canceled and the Financial Intermediary could be held liable for any losses.

Dividends, Distributions and Taxes

BUYING A DIVIDEND

Unless your investment is in a tax deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend. The reason? If you buy shares when a fund has declared but not yet distributed ordinary income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax adviser.

The Fund makes two kinds of distributions to shareholders: net investment income and net realized capital gains.

Distributions of net investment income derived by the Fund are paid within 10 days after the end of each month. The Board may change the timing of such dividend payments.

Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually at a date determined by the Board. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

Your distributions will be reinvested at net asset value in new shares of the same class of the Fund unless you instruct PNC GIS in writing to pay them in cash. There are no sales charges on these reinvestments. You will pay tax on dividends from the Fund whether you receive them in cash or additional shares.

If you invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. This is commonly known as “buying a dividend.” Distributions that are declared in October, November or December, but paid in January are taxable as if they were paid in December.

When you sell your shares of the Fund, you may realize a capital gain or loss. Use of the exchange privilege also will be treated as a taxable event because it will be deemed a redemption and subsequent purchase of the shares involved. Therefore, use of the exchange privilege may be subject to federal, state and local income tax.

Distributions designated for tax purposes by the Fund as capital gain dividends will be eligible for capital gain tax rates. Gains and losses realized on the sale of foreign bonds will be treated as ordinary income and loss to the extent attributable to changes in exchange rates.

If more than half of the total asset value of the Fund is invested in non-U.S. securities, the Fund may elect to “pass through” to its shareholders the amount of non-U.S. income taxes paid by it. As it invests indirectly through other funds, the Fund is not expected to be eligible for this election. In such case, you would be required to include your proportionate share of such taxes in your income and may be entitled to deduct or credit such taxes when computing your taxable income.

If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability.

Recently enacted legislation will impose a 3.8% tax on the net investment income (which includes taxable dividends and redemption proceeds) of certain individuals, trusts and estates, for taxable years beginning after December 31, 2012.

Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. This section summarizes some of the consequences under current Federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Because every investor has an individual tax situation, and also because the tax laws are subject to periodic changes, you should always consult your tax adviser about federal, state and local tax consequences of owning shares of the Fund.

Recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

Financial Highlights

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends). The information has been audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

	Institutional		Investor A		Investor C
	Year Ended December 31, 2009	Period February 5, 2008[1] to December 31, 2008	Year Ended December 31, 2009	Period February 5, 2008[1] to December 31, 2008	Year Ended December 31, 2009	Period February 5, 2008[1] to December 31, 2008
Per Share Operating Performance
Net asset value, beginning of period	$7.96	$10.00	$7.97	$10.00	$7.96	$10.00
Net investment income[2]	0.56	0.62	0.53	0.59	0.47	0.58
Net realized and unrealized gain (loss)	1.39	(2.11)	1.39	(2.09)	1.39	(2.15)
Net increase (decrease) from investment operations	1.95	(1.49)	1.92	(1.50)	1.86	(1.57)
Dividends and distributions from:
Net investment income	(0.55)	(0.59)	(0.53)	(0.57)	(0.46)	(0.51)
Net realized gain	—	(0.00)[3]	—	(0.00)[3]	—	(0.00)[3]
Total dividends and distributions	(0.55)	(0.59)	(0.53)	(0.57)	(0.46)	(0.51)
Redemption fees added to paid-in capital	0.00[3]	0.04	0.00[3]	0.04	0.00[3]	0.04
Net asset value, end of period	$9.36	$7.96	$9.36	$7.97	$9.36	$7.96
Total Investment Return[4,5]
Based on net asset value	25.23%	(15.06)%[6]	24.76%	(15.13)%[6]	23.99%	(15.79)%[6]
Ratios to Average Net Assets
Total expenses[7]	1.54%[8]	19.13%[9,10]	1.85%[8]	16.33%[9,10]	2.51%[8]	14.27%[9,10]
Total expenses after fees waived, reimbursed and paid indirectly	0.15%[8]	0.15%[9,10]	0.40%[8]	0.40%[9,10]	1.15%[8]	1.14%[9,10]
Net investment income	6.30%[8]	7.51%[9,10]	6.05%[8]	7.19%[9,10]	5.32%[8]	7.38%[9,10]
Supplemental Data
Net assets, end of period (000)	$1,035	$244	$2,351	$843	$9,588	$2,470
Portfolio turnover	128%	115%	128%	115%	128%	115%
[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Less than $0.01 per share.
[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[5]	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.
[6]	Aggregate total investment return.
[7]	Organization and Offering expenses were not annualized in the calculation of the expense ratios.
[8]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.49%.
[9]	Annualized.
[10]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.47%.

General Information

Shareholder Documents

Electronic Access to Annual Reports, Semi-Annual Reports and Prospectuses

Electronic copies of most financial reports and prospectuses are available on BlackRock’s website. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program. To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages: Please contact your financial professional. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

•	Access the BlackRock website at http://www.blackrock.com/edelivery

•	Log into your account

Delivery of Shareholder Documents

The Fund delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Certain Fund Policies

Anti-Money Laundering Requirements

The Fund is subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, the Fund may request information from shareholders to enable it to form a reasonable belief that it knows the true identity of its shareholders. This information will be used to verify the identity of investors or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act.

The Fund reserves the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. The Fund also reserves the right to redeem any amounts in the Fund from persons whose identity it is unable to verify on a timely basis. It is the Fund’s policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your Financial Intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our website.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law, or as is necessary to respond to regulatory requests or to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Statement of Additional Information

If you would like further information about the Fund, including how it invests, please see the Statement of Additional Information.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI. The Fund makes its top ten holdings available on a monthly basis at www.blackrock.com generally within 5 business days after the end of the month to which the information applies.

Glossary

This glossary contains an explanation of some of the common terms used in this prospectus. For additional information about the Fund, please see the SAI.

Acquired Fund Fees and Expenses — fees and expenses charged by other investment companies in which the Fund invests a portion of its assets.

Annual Fund Operating Expenses — expenses that cover the costs of operating the Fund.

Barclays Capital U.S. Aggregate Bond Index — an unmanaged market-weighted index comprised of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

Barclays Capital U.S. Universal Index — an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

Distribution Fees — fees used to support the Fund’s marketing and distribution efforts, such as compensating financial professionals and other financial intermediaries, advertising and promotion.

Management Fee — a fee paid to BlackRock for managing the Fund.

Other Expenses — include accounting, transfer agency, custody, professional fees and registration fees.

Service Fees — fees used to compensate securities dealers and other financial intermediaries for certain shareholder servicing activities.

Shareholder Fees — these fees include sales charges that you may pay when you buy or sell shares of the Fund.

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For More Information

Fund and Service Providers

THE FUND

BlackRock Funds II

Strategic Income Opportunities Portfolio

100 Bellevue Parkway

Wilmington, Delaware 19809

Written Correspondence:

P.O. Box 9819

Providence, Rhode Island 02940-8019

Overnight Mail:

101 Sabin Street

Pawtucket, Rhode Island 02860-1427

(800) 441-7762

MANAGER

BlackRock Advisors, LLC

100 Bellevue Parkway

Wilmington, Delaware 19809

SUB-ADVISER

BlackRock Financial Management, Inc.

55 East 52nd Street

New York, New York 10055

TRANSFER AGENT

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

1700 Market Street

Philadelphia, Pennsylvania 19103

ACCOUNTING SERVICES PROVIDER

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

DISTRIBUTOR

BlackRock Investments, LLC

40 East 52nd Street

New York, New York 10022

CUSTODIAN

PFPC Trust Company

8800 Tinicum Boulevard

Philadelphia, Pennsylvania 19153

COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Additional Information

This prospectus contains important information you should know before investing, including information about risks. Read it carefully and keep it for future reference. More information about the Fund is available at no charge upon request. This information includes:

Annual/Semi-Annual Reports

These reports contain additional information about each of the Fund’s investments. The annual report describes the Fund’s performance, lists portfolio holdings, and discusses recent market conditions, economic trends and Fund investment strategies that significantly affected the Fund’s performance for the last fiscal year.

Statement of Additional Information

A Statement of Additional Information, dated April 30, 2010, has been filed with the Securities and Exchange Commission (SEC). The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 441-7762. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus.

BlackRock Investor Services

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:00 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 441-7762.

Purchases and Redemptions

Call your financial professional or BlackRock Investor Services at (800) 441-7762.

World Wide Web

General fund information and specific fund performance, including SAI and annual/semi-annual reports, can be accessed free of charge at www.blackrock.com/prospectus. Mutual fund prospectuses and literature can also be requested via this website.

Written Correspondence

BlackRock Funds II

P.O. Box 9819

Providence, Rhode Island 02940-8019

Overnight Mail

BlackRock Funds II

101 Sabin Street Pawtucket, Rhode Island 02860-1427

Internal Wholesalers/Broker Dealer Support

Available to support investment professionals 8:30 a.m. to 6:00 p.m. (Eastern time), on any business day. Call: (800) 882-0052

Portfolio Characteristics and Holdings

A description of the Fund’s policies and procedures related to disclosure of portfolio characteristics and holdings is available in the SAI.

For information about portfolio holdings and characteristics, BlackRock fund shareholders and prospective investors may call (800) 882-0052.

Securities and Exchange Commission

You may also view and copy public information about the Fund, including the SAI, by visiting the EDGAR database on the SEC website (http://www.sec.gov) or the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room can be obtained by calling the SEC directly at (202) 551-8090. Copies of this information can be obtained, for a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the Public Reference Room of the SEC, Washington, D.C. 20549.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with information that is different from information contained in this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

BLACKROCK FUNDS II:

INVESTMENT COMPANY ACT FILE NO. 811-22061

PRO-SIO-0410